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                                                                   EXHIBIT 10(y)

                               CLECO CORPORATION

                         EXECUTIVE EMPLOYMENT AGREEMENT
                                   (LEVEL 1)

     THIS AGREEMENT (the "Agreement") is entered into as of this 28th day of July, 2000, by and between DAVID M. EPPLER ("Executive"), and Cleco Corporation, a Louisiana corporation (the "Company"), and is intended to amend and restate, in its entirety, that certain Executive Severance Agreement between Cleco Utility Group Inc. and Executive, initially effective as of July 1, 1992.

                            1.  EMPLOYMENT AND TERM

     1.1 POSITION. The Company shall employ and retain Executive as its President and Chief Executive Officer or in such other capacity or capacities as shall be mutually agreed upon, from time to time, by Executive and the Company, and Executive agrees to be so employed, subject to the terms and conditions set forth herein. Executive's duties and responsibilities shall be those assigned to him hereunder, from time to time, by the Board of Directors of the Company and shall include such duties as are the type and nature normally assigned to similar executive officers of a corporation of the size, type and stature of the Company. Executive shall report to the Board of Directors.

     1.2 CONCURRENT EMPLOYMENT. During the term of this Agreement, Executive and the Company acknowledge that Executive may be concurrently employed by the Company and a subsidiary or other entity with respect to which the Company owns (within the meaning of Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code")) 50% or more of the total combined voting power of all classes of stock or other equity interests (an "Affiliate"), and that all of the terms and conditions of this Agreement shall apply to such concurrent employment. Reference to the Company hereunder shall be deemed to include any such concurrent employers.

     1.3 FULL TIME AND ATTENTION. During the term of this Agreement and any extensions or renewals thereof, Executive shall devote his full time, attention and energies to the business of the Company and will not, without the prior written consent of the Board of Directors of the Company, be engaged (whether or not during normal business hours) in any other business or professional activity, whether or not such activities are pursued for gain, profit or other pecuniary advantage.

     Notwithstanding the foregoing, Executive shall not be prevented from (a) engaging in any civic or charitable activity for which Executive receives no compensation or other pecuniary advantage, (b) investing his personal assets in businesses which do not compete with the Company, provided that such investment will not require any services on the part of Executive in the operation of the affairs of the businesses in which investments are made and provided further that Executive's participation in such businesses is solely that of an investor, or (c) purchasing
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securities in any corporation whose securities are regularly traded, provided that such purchases will not result in Executive owning beneficially at any time 5% or more of the equity securities of any corporation engaged in a business competitive with that of the Company.

     1.4 TERM. Executive's employment under this Agreement shall commence as of July 28, 2000 (the "Effective Date"), and shall terminate on July 28, 2003 (such date or the last day of employment specified in any renewal or amendment hereof referred to herein as the "Termination Date") (the period commencing as of the Effective Date and ending as of the Termination Date referred to herein as the "Employment Term").

     Commencing on the second anniversary of the Effective Date and each anniversary thereafter, Executive's employment shall automatically be extended for an additional one-year period; provided, however, that either party may provide written notice to the other that the Employment Term will not be further extended, such notice to be provided not later than 30 days prior to the end of the then current Employment Term.

                         2.  COMPENSATION AND BENEFITS

     2.1 BASE COMPENSATION. The Company shall pay Executive an annual salary equal to his annual base salary in effect as of the Effective Date, such amount shall be prorated and paid in equal installments in accordance with the Company's regular payroll practices and policies and shall be subject to applicable withholding and other applicable taxes (Executive's "Base Compensation"). Executive's Base Compensation shall be reviewed no less often than annually and may be increased or reduced by the Board of Directors of the Company (the "Board"), in its sole discretion; provided, however, that Executive's Base Compensation may not be reduced at any time unless such reduction is part of a reduction in pay uniformly applicable to all officers of the Company.

     2.2 ANNUAL INCENTIVE BONUS. In addition to the foregoing, Executive shall be eligible for participation in the Annual Incentive Compensation Plan or similar bonus arrangement maintained by the Company or an Affiliate or such other bonus or incentive plans which the Company or its Affiliates may adopt, from time to time, for similarly situated executives (an "Incentive Bonus").

     2.3 LONG-TERM INCENTIVES. In addition to the foregoing, Executive shall be eligible for participation in the 2000 Long-Term Incentive Compensation Plan maintained by the Company and such other long-term incentive plans which the Company or its Affiliates may adopt, from time to time, for similarly situated executives (a "Long-Term Incentive").

     2.4 SUPPLEMENTAL RETIREMENT BENEFIT. In addition to the foregoing, Executive shall be eligible to participate in the Supplemental Executive Retirement Plan maintained by Cleco Utility Group Inc. or such other supplemental retirement benefit plans which the Company or its Affiliates may adopt, from time to time, for similarly situated executives (the "Supplemental Plan").

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     2.5  OTHER BENEFITS. During the term of this Agreement and in addition to the amounts otherwise provided herein, Executive shall participate in such plans, policies, and programs as may be maintained, from time to time, by the Company or its Affiliates for the benefit of senior executives or employees, including, without limitation, profit sharing, life insurance, and group medical and other welfare benefit plans. Any such benefits shall be determined in accordance with the specific terms and conditions of the documents evidencing any such plans, policies, and programs.

     2.6  REIMBURSEMENT OF EXPENSES.   The Company shall reimburse Executive for
such reasonable and necessary expenses as are incurred in carrying out his duties hereunder, consistent with the Company's standard policies and annual budget. The Company's obligation to reimburse Executive hereunder shall be contingent upon the presentment by Executive of an itemized accounting of such expenditures.

                                3.  TERMINATION

     3.1  TERMINATION PAYMENTS TO EXECUTIVE.  As set forth more fully in this
Section 3 and except as provided in Sections 3.3 or 3.8 hereof, Executive shall be paid the greater of the amounts or benefits set forth below or the amounts or benefits provided under the terms of the separate plan or arrangement maintained by the Company (or its Affiliates) on account of termination of employment hereunder:

     a. Executive's Base Compensation accrued but not yet paid as of the date of his termination.

     b. Executive's Base Compensation payable until the Termination Date (determined without regard to the automatic renewal provisions of Section 1.4 hereof), but not less than 100% of such annual Base Compensation.

     c. Executive's Incentive Bonus payable with respect to the year of his termination, prorated to reflect Executive's actual period of service during such year.

     d. Executive's Incentive Bonus payable in the target amount for the year in which his termination of employment occurs.

     e. If Executive's principal office is located in Pineville, Louisiana, the Company shall, at the written request of Executive:

          i. Purchase his principal residence if such residence is located within 60 miles of the Company's Pineville, Louisiana office (the "Principal Residence") for an amount equal to the greater of (1) the purchase price of such Principal Residence plus the documented cost of any capital improvements to the Principal Residence made by Executive, or (2) the fair market value of such Principal Residence as determined by the Company's usual relocation practice; and

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          ii.  Pay or reimburse Executive for the cost of relocating Executive, his family and their household goods and other personal property, in accordance with the Company's usual relocation practice, to any location in the United States.

          Notwithstanding the foregoing, the Company shall not be obligated hereunder, unless, within 12 months after the termination of his employment with the Company (and its Affiliates), the Company is requested to purchase such Principal Residence or Executive has actually relocated from the Pineville, Louisiana area.

     f. If Executive and/or his dependents elects to continue group medical coverage, within the meaning of Code Section 4980B(f)(2), with respect to a group health plan sponsored by the Company or an Affiliate (other than a health flexible spending account under a self-insured medical reimbursement plan described in Code Sections 125 and 105(h)), the Company shall pay the continuation coverage premium for the same type and level of group health plan coverage received by Executive and his electing dependents immediately prior to such termination of Executive's employment for the maximum period provided under Code
          Section 4980B.

     g. Executive shall be fully vested for purposes of any service or similar requirement imposed under the Cleco Utility Group Inc. Supplemental Executive Retirement Plan (the "Supplemental Plan"), regardless of the actual number of years of service attained by Executive.

Except as expressly provided in Section 3.3 hereof, Executive shall also be entitled to receive such compensation or benefits as may be provided under the terms of a separate plan or amendment maintained by the Company (or its Affiliates) to the extent such compensation or benefits are not duplicative of the compensation or benefits described above.

     3.2 TERMINATION FOR DEATH OR DISABILITY. If Executive dies or becomes disabled during the Employment Term, this Agreement and Executive's employment hereunder shall immediately terminate and the Company's obligations hereunder shall automatically cease. In such event, the Company shall pay to Executive (or his estate) the amounts described in Sections 3.1a and 3.1c hereof. Payment shall be made in the form of one or more single-sums as soon as practicable after Executive's death or disability or as and when such amounts are ascertainable.

     For purposes of this Section 3.2, Executive shall be deemed "disabled" if he or she is actually receiving benefits or is eligible to receive benefits under the Company's (or an Affiliate's) separate long-term disability plan. The Board shall determine whether Executive is disabled hereunder.

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     3.3  COMPANY'S TERMINATION FOR CAUSE.  This Agreement and Executive's
employment hereunder may be terminated by the Company on account of Cause. In such event, the Company shall pay to Executive the amount described in Section 3.1a hereof. Payment shall be made in the form of a single-sum not later than three days after such termination. Notwithstanding any provision of this Agreement or any other plan, policy or agreement evidencing any other compensation arrangement or benefit payable to Executive, no additional amount shall be paid to Executive, except as may be required by law.

     For purposes of this Agreement "Cause" means that Executive has:

     a. Committed an intentional act of fraud, embezzlement or theft in the course of his employment or otherwise engaged in any intentional misconduct which is materially injurious to the Company's (or an Affiliate's) financial condition or business reputation;

     b. Committed intentional damage to the property of the Company (or an Affiliate) or committed intentional wrongful disclosure of Confidential Information (as defined in Section 5.2) which is materially injurious to the Company's (or an Affiliate's) financial condition or business reputation;

     c.   Intentionally refused to perform the material duties of his position;
          or

     d.   A material breach of this Agreement by Executive.

No act or failure to act on the part of Executive will be deemed "intentional" if it was due primarily to an error in judgment or negligence, but will be deemed "intentional" only if done or omitted to be done by Executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company (or an Affiliate).

     The Board, acting in good faith, may terminate Executive's employment hereunder on account of Cause (or may determine that any termination by the Company is on account of Cause). The Board shall provide written notice to Executive, including a description of the specific reasons for the determination of Cause. Executive shall have the opportunity to appear before the Board, with or without legal representation, to present arguments and evidence on his behalf. Following such presentation (or upon Executive's failure to appear), the Board, by an affirmative vote of not less than 66% of its members, shall confirm that the actions or inactions of Executive constitute Cause hereunder.

     3.4 EXECUTIVE'S CONSTRUCTIVE TERMINATION. Executive may terminate this Agreement and his employment hereunder on account of a Constructive Termination upon 30 days prior written notice to the Board of Directors (or such shorter period as may be agreed upon by the parties hereto.) In such event, the Company shall provide to Executive (a) the amount described in Section 3.1a hereof, payable not later than three days after his termination of employment, (b) the amounts determined under Sections 3.1b and 3.1d hereof, payable in not more than two equal installments, one-half not later than 30 days after termination and the other

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one-half six months after such termination, and (c) the benefits described in
Sections 3.1e, 3.1f and 3.1g hereof.

     For purposes of this Agreement, "Constructive Termination" means:

     a. A material reduction (other than a reduction in pay uniformly applicable to all officers of the Company) in the amount of Executive's Base Compensation;

     b. A material reduction in Executive's authority, duties or responsibilities from those contemplated in Section 1.1 of this Agreement; or

     c.   A material breach of this Agreement by the Company or its Affiliates.

No event or condition described in this Section 3.4 shall constitute a Constructive Termination unless (a) Executive promptly gives the Company notice of his objection to such event or condition, which notice may be provided orally or in writing to the Board of Directors or his designee, (b) such event or condition is not corrected by the Company promptly after receipt of such notice, but in no event more than 30 days after receipt of notice, and (c) Executive resigns his employment with the Company (and all Affiliates) not more than 15 days following the expiration of the 30-day period described in subparagraph (b) hereof.

     3.5 TERMINATION BY THE COMPANY, WITHOUT CAUSE. The Company may terminate this Agreement and Executive's employment hereunder, without Cause, upon 30 days prior written notice to Executive (or such shorter period as may be agreed upon by Executive and the Board of Directors.) In such event, the Company shall provide to Executive (a) the amount described in Section 3.1a hereof, payable not later than three days after such termination, (b) the amounts determined under Sections 3.1b and 3.1d hereof, payable in not more than two equal installments, one-half not later than 30 days after termination and the other one-half six months after such termination, and (c) the benefits described in Sections 3.1e, 3.1f and 3.1g hereof.

     3.6 TERMINATION BY EXECUTIVE. Executive may terminate this Agreement and his employment hereunder, other than on account of Constructive Termination, upon 30 days prior written notice to the Company or such shorter period as may be agreed upon by the Board of Directors and Executive. In such event, the Company shall pay to Executive the amount described in Section 3.1a hereof. Payment shall be made in the form of a single-sum not later than three days after such termination. No additional payments or benefits shall be due hereunder, except as may be provided under a separate plan, policy or program evidencing such compensation arrangement or benefit or as may be required by law.

     3.7 RETURN OF PROPERTY. Upon termination of this Agreement for any reason, Executive shall promptly return to the Company all of the property of the Company (and its Affiliates), including, without limitation, automobiles, equipment, computers, fax machines, portable telephones, printers, software, credit cards, manuals, customer lists, financial data, letters, notes, notebooks, reports and copies of any of the above and any Confidential

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Information (as defined in Section 5.2 hereof) that is in the possession or under the control of Executive.

     3.8 CONSIDERATION FOR OTHER AGREEMENTS. Executive acknowledges that all or a portion of the amount payable under Section 3.1d hereof is in excess of the amount otherwise due or payable under the Annual Incentive Compensation Plan and that the payment of such excess amount shall constitute adequate consideration for the execution of such separate waivers or releases as the Company (or Affiliate) may request Executive to execute in connection with the termination of his employment hereunder. Executive agrees that failure to execute any such waiver or release within the time request by the Company shall result in the forfeiture of the excess amount payable under Section 3.1d hereof.

                 4.  CHANGE IN CONTROL AND BUSINESS TRANSACTION

     4.1 DEFINITIONS. The terms "Change in Control" and "Business Transaction" shall have the meanings ascribed to them in the Cleco Corporation 2000 Long-Term Incentive Compensation Plan, as the same may be amended from time to time.

     The term "Good Reason," when used herein, shall mean that in connection with a Change in Control:

     a. Executive's Base Compensation in effect immediately before such Change in Control is reduced or there is a significant reduction or termination of Executive's rights to any employee benefit in effect immediately prior to the Change in Control;

     b. Executive's authority, duties or responsibilities are significantly reduced from those contemplated in Section 1.1 hereof or Executive has reasonably determined that, as a result of a change in circumstances that significantly affects his employment with the Company (or an Affiliate), he or she is unable to exercise the authority, power, duties and responsibilities contemplated in Section 1.1 hereof;

     c. Executive is required to be away from his office in the course of discharging his duties and responsibilities under this Agreement significantly more than was required prior to the Change in Control; or

     d. Executive is required to transfer to an office or business location located more than 60 miles from the location to which he or she was assigned prior to the Change in Control.

No event or condition described in this Section 4.1 shall constitute Good Reason unless (a) Executive gives the Company notice of his objection to such event or condition within a reasonable period after Executive learns of such event, which notice may be delivered orally or in writing to the Board of Directors (or his designee), (b) such event or condition is not promptly

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corrected by the Company, but in no event later than 30 days after receipt of such notice, and (c) Executive resigns his employment with the Company (and its Affiliates) not more than 60 days following the expiration of the 30-day period described in subparagraph (b) hereof.

     4.2 TERMINATION IN CONNECTION WITH A CHANGE IN CONTROL. If Executive's employment described herein is terminated by the Company, without Cause (as defined in Section 3.3 hereof), or Executive terminates his employment hereunder for Good Reason at any time within the 60-day period preceding or 36-month period following such Change in Control, then notwithstanding any provision of this Agreement to the contrary and in lieu of any compensation or benefits otherwise payable hereunder:

     a. The Company shall pay to Executive the amount described in Section 3.1a in the form of a single-sum not later than three days after such termination.

     b. The Company shall pay to Executive the amount described in Section 3.1d in the form of a single-sum not later than 30 days after such termination.

     c. The Company shall pay an amount equal to three times Executive's "base amount" as determined under Code Section 280G, payable in the form of a single-sum not later than 30 days after such termination.

     d. The Company shall provide to Executive and his dependents coverage under the Company's or an Affiliate's group medical plan for the same type and level of health benefits received by Executive and his dependents immediately prior to such termination for a period of three years or until Executive and/or his dependents obtain coverage under a reasonably satisfactory group health plan with no applicable preexisting condition limitation, whichever comes first; such coverage to be in addition to any coverage available to Executive and his dependents under Code Section 4980B.

     e. Vesting shall be accelerated, any restrictions shall lapse, and all performance objectives shall be deemed satisfied as to any outstanding grants or awards made to Executive under the 2000 Long-Term Incentive Compensation Plan and/or the 1990 Long-Term Incentive Compensation Plan. Executive shall be entitled to such additional benefits or rights as may be provided in the documents evidencing such plans or the terms of any agreement evidencing such grant or award.

     f. Executive shall be fully vested for purposes of any service or similar requirement imposed under the Supplemental Plan, regardless of the actual number of years of service attained by Executive. Executive shall be credited with an additional three years of age for purposes of determining his benefit percentage under the Supplemental Plan, but in no event shall such benefit percentage be less than 50%; and Executive shall be credited with an additional three years of age for purposes of determining any reduction taken with respect to benefits commencing before Executive's normal retirement date (as defined in such plan).

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     g.   If Executive's principal office is located in Pineville, Louisiana, the Company shall, at the written request of Executive:

          i. Purchase his principal residence if such residence is located within 60 miles of the Company's Pineville, Louisiana office (the "Principal Residence") for an amount equal to the greater of (1) the purchase price of such Principal Residence plus the documented cost of any capital improvements to the Principal Residence made by Executive, or (2) the fair market value of such Principal Residence as determined by the Company's usual relocation practice; and

          ii. Pay or reimburse Executive for the cost of relocating Executive, his family and their household goods and other personal property, in accordance with the Company's usual relocation practice, to any location in the United States.

          Notwithstanding the foregoing, the Company shall not be obligated hereunder, unless, within 12 months after the termination of his employment with the Company (and its Affiliates), the Company is requested to purchase such Principal Residence or Executive has actually relocated from the Pineville, Louisiana area.

     h. The Company shall pay to Executive an amount equal to the Company's (including all Affiliates) maximum matching contribution obligation under the Cleco Corporation 401(k) Savings and Investment Plan, as the same may be amended from time to time, for each of the three years immediately following Executive's termination of employment, determined as if Executive was credited with at least 1,000 hours of service in each such plan year, was employed as of the last day of each plan year, and contributed the maximum permissible amount under Code Section 402(g) in each such year, but determined using the amount in effect as of the date of Executive's termination of employment; such amount shall be paid in the form of a single-sum not later than 30 days after Executive's termination of employment hereunder.

     4.3 BUSINESS TRANSACTION. If Executive's employment hereunder is terminated (other than on account of Cause as defined in Section 3.3 hereof) in connection with a Business Transaction, then notwithstanding any provision of this Agreement to the contrary, the Company shall pay or provide to Executive
(a) the amount described in Section 3.1a hereof, payable not later than three days after his termination of employment, (b) the amounts determined under Sections 3.1b and 3.1d hereof, payable in not more than two equal installments, one-half not later than 30 days after termination and the other one-half six months after such termination, and (c) the benefits described in Sections 3.1e and 3.1f and 4.2e and 4.2f hereof.

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     4.4  TAX PAYMENT.  If any payment to Executive pursuant to this Agreement or any other payment or benefit from the Company or an Affiliate in connection with a Change in Control or Business Transaction is subject to the excise tax imposed under Code Section 4999 or any similar excise or penalty tax payable under any United States federal, state, local or other law, the Company shall pay an amount to Executive such that, after the payment by Executive of all taxes on such amount, there remains a balance sufficient to pay such excise or penalty tax. Executive shall submit to the Company the amount to be paid under this Section 4.4, together with supporting documentation. If Executive and the Company disagree as to such amount, an independent public accounting firm agreed upon by Executive and the Company shall make such determination.

                         5.  LIMITATIONS ON ACTIVITIES

     5.1. CONSIDERATION FOR LIMITATION ON ACTIVITIES. Executive acknowledges that the execution of this Agreement and the payments described herein constitute consideration for the limitations on activities set forth in this
Section 5, the adequacy of which is hereby expressly acknowledged by Executive.

     5.2 CONFIDENTIAL INFORMATION. Executive recognizes and acknowledges that during the terms of his employment, he will have access to confidential, proprietary, non-public information concerning the Company and its Affiliates, which may include, without limitation, (a) books and records relating to operations, finance, accounting, personnel and management, (b) price, rate and volume data, future price and rate plans, and test data, (c) information related to product design and development, (d) computer software, customer lists, information obtained on competitors, and sales tactics, and (e) various other non-public trade or business information, including business opportunities, marketing or business diversification plans, methods and processes, and financial data and the like (collectively, the "Confidential Information"). Executive agrees that he or she will not at any time, either while employed by the Company or afterwards, make any independent use of, or disclose to any other person or organization (except as authorized by the Company or pursuant to court order) any of the Confidential Information.

     5.3 NON-SOLICITATION. Executive agrees that during the one-year period commencing as of the date of voluntary termination by Executive (as described in Section 3.6 hereof) or the involuntary termination of Executive on account of Cause (as described in Section 3.3 hereof), he or she shall not, directly or indirectly, for his own benefit or on behalf of another or to the Company's (or an Affiliate's) detriment:

     a. Hire or offer to hire any of the Company's (or Affiliate's) officers, employees or agents;

     b. Persuade or attempt to persuade in any manner any officer, employee or agent of the Company (or an Affiliate) to discontinue any relationship with the Company; or

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     c.   Solicit or divert or attempt to divert any customer or supplier of the
          Company or an Affiliate.

The provisions of this Section 5.3 shall apply in the locations set forth on Exhibit A hereto, as the same may be amended from time to time. Executive acknowledges that the Company (or its Affiliates) is presently doing business in such locations and that during the Employment Term Executive will be required to provide services to or for the benefit of the Company (or its Affiliates) in such locations.

     The parties agree that each of the foregoing prohibitions is intended to constitute a separate restriction. Accordingly, should any such prohibition be declared invalid or unenforceable, such prohibition shall be deemed severable from and shall not affect the remainder thereof. The parties further agree that each of the foregoing restrictions is reasonable in both time and geographic scope.

     5.4 BUSINESS REPUTATION. Executive agrees that during his employment with the Company (and its Affiliate) and at all times thereafter, he shall refrain from performing any act, engaging in any conduct or course of action or making or publishing an adverse, untrue or misleading statement which has or may reasonably have the effect of demeaning the name or business reputation of the Company or its Affiliates or which adversely affects (or may reasonably adversely affect) the best interests (economic or otherwise) of the Company or an Affiliate.

     5.5 REMEDIES. In the event of a breach or threatened breach by Executive of the provisions of Sections 5.2, 5.3 or 5.4 hereof, Executive agrees that the Company shall be entitled to a temporary restraining order or a preliminary injunction (without the necessity of posting bond in connection therewith) and that any additional payments or benefits due to Executive or his dependents under Sections 3 and 4 hereof shall be canceled and forfeited. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedy available to it for such breach or threatened breach, including the recovery of damages from Executive.

                               6.  MISCELLANEOUS

     6.1 MITIGATION NOT REQUIRED. As a condition of any payment hereunder, Executive shall not be required to mitigate the amount of such payment by seeking other employment or otherwise, nor will any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of Executive under this Agreement.

     6.2 ENFORCEMENT OF THIS AGREEMENT. In the event any dispute in connection with this Agreement arises with respect to obligations of Executive or the Company that were required prior to the occurrence of a Change in Control or a Business Transaction, all costs, fees and expenses, including attorney fees, of any litigation, arbitration or other legal action in connection with such matters in which Executive substantially prevails, shall be borne by, and be the obligation of, the Company.

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     After a Change in Control or Business Transaction has occurred, Executive shall not be required to incur legal fees and the related expenses associated with the interpretation, enforcement or defense of Executive's rights under this Agreement by litigation or otherwise. Accordingly, if, following a Change in Control or Business Transaction, the Company has failed to comply with any of its obligations under this Agreement or the Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable or in any way reduce the possibility of collecting the amounts due hereunder, or institutes any litigation or other action or proceeding designed to deny or to recover from Executive the benefits provided or intended to be provided under this Agreement, Executive shall be entitled to retain counsel of Executive's choice, at the expense of the Company, to advise and represent Executive in connection with any such interpretation, enforcement or defense, including without limitation the initiation or defense of any litigation, arbitration or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. The Company shall pay and be solely financially responsible for any and all attorneys' and related fees and expenses incurred by Executive in connection with any of the foregoing, without regard to whether Executive prevails, in whole or in part.

     In no event shall Executive be required to reimburse the Company for any of the costs and expenses incurred by the Company relating to arbitration, litigation or other legal action in connection with this Agreement.

     6.3  NO SET-OFF.   There shall be no right of set-off or counterclaim in
respect of any claim, debt or obligation against any payment to Executive provided for in this Agreement.

     6.4 ASSISTANCE WITH LITIGATION. For a period of one year after the end of the last period for which Executive will have received any compensation under this Agreement, Executive will furnish such information and proper assistance as may be reasonably necessary in connection with any litigation in which the Company (or an Affiliate) is then or may become involved.

     6.5 HEADINGS. Section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     6.6 ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and there are no other agreements, understandings, restrictions, representations or warranties among the parties other than those set forth herein.

     6.7 AMENDMENTS. This Agreement may be amended or modified at any time in any or all respects, but only by an instrument in writing executed by the parties hereto.

     6.8 CHOICE OF LAW. The validity of this Agreement, the construction of its terms, and the determination of the rights and duties of the parties hereto shall be governed by and construed in accordance with the internal laws of the State of Louisiana applicable to contracts made to be performed wholly within such state.

     6.9 NOTICES. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand, (b) sent by telecopier to a telecopier number given below, provided that a copy is sent by a nationally recognized overnight delivery service (receipt requested), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case as follows:

          If to Executive:      David M. Eppler
                                550 Hiawatha Trail
                                Pineville, Louisiana 71360

          If to the Company:    Cleco Corporation
                                2030 Donahue Ferry Road
                                Pineville, LA 71360
                                Attention: Chairman, Board of Directors
                                Telecopier:   (318) 484-7777

or to such other addresses as a party may designate by notice to the other party.

     6.10 ASSIGNMENT. This Agreement will inure to the benefit of and be binding upon the Company, its Affiliates, successors and assigns, including, without limitation, any person, partnership, company, corporation or other entity that may acquire substantially all of the Company's assets or business or with or into which the Company may be liquidated, consolidated, merged or otherwise combined, and will inure to the benefit of and be binding upon Executive, his heirs, estate, legatees and legal representatives. If payments become payable to Executive's surviving spouse or other assigns and such person thereafter dies, such payment will revert to Executive's estate.

     6.11 SEVERABILITY. Each provision of this Agreement is intended to be severable. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect the validity or enforceability of any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions was not contained herein. Notwithstanding the foregoing, however, no provision shall be severed if it is clearly apparent under the circumstances that the parties would not have entered into this Agreement without such provision.

     6.12 WITHHOLDING. The Company (or an Affiliate) may withhold from any payment hereunder any federal, state or local taxes required to be withheld.

     6.13 SURVIVAL.   Notwithstanding anything herein to the contrary, to the
extent applicable, the obligations of the Company (and its Affiliates) under Sections 3 and 4, and the obligations of Executive under Sections 3 and 5, shall remain operative and in full force and effect regardless of the expiration of this Agreement.

     6.14 WAIVER. The failure of either party to insist in any one or more instances upon performance of any terms or conditions of this Agreement will not be construed as a waiver of future performance of any such term, covenant, or condition and the obligations of either party with respect to such term, covenant or condition will continue in full force and effect.

     THIS AGREEMENT is executed in multiple counterparts as of the dates set forth below, each of which shall be deemed an original, to be effective as of the Effective Date designated above.

CLECO CORPORATION                        EXECUTIVE

By:
   ------------------------------        -------------------------------------
                                         DAVID M. EPPLER
Its:
    -----------------------------

Date:                                    Date:
     ----------------------------             --------------------------------

                               CLECO CORPORATION
                         EXECUTIVE EMPLOYMENT AGREEMENT

                                   EXHIBIT A

     This Exhibit A is intended to form a part of that certain Executive Employment Agreement by and between Cleco Corporation and DAVID M. EPPLER, first effective as of July 28, 2000. The parties agree that the proscriptions set forth in Section 5.3 thereof shall apply in the State of Louisiana, Parishes of:


     Acadia Parish
     Allen Parish
     Avoyelles Parish
     Beauregard Parish
     Calcasieu Parish
     Catahoula Parish
     Desoto Parish
     Evangeline Parish
     Grant Parish
     Iberia Parish
     Jefferson Davis Parish
     Lafayette Parish
     Lasalle Parish
     Natchitoches Parish
     Rapides Parish
     Red River Parish
     Sabine Parish
     St. Landry Parish
     St. Martin Parish
     St. Mary Parish
     St. Tammany Parish
     Vernon Parish
     Washington Parish

Executive and the Company agree that the Company shall amend this Exhibit A, from time to time, to eliminate Parishes in which the Company is no longer doing business and to add Parishes in which the Company is currently doing business.

                                                                   EXHIBIT 10(y)

                               CLECO CORPORATION

                         EXECUTIVE EMPLOYMENT AGREEMENT
                                   (LEVEL 1)

     THIS AGREEMENT (the "Agreement") is entered into as of this 28th day of July, 2000, by and between THOMAS J. HOWLIN ("Executive"), and Cleco Corporation, a Louisiana corporation (the "Company"), and is intended to amend and restate, in its entirety, that certain Executive Severance Agreement between Cleco Utility Group Inc. and Executive, initially effective as of January 1, 1998.

                            1.  EMPLOYMENT AND TERM

     1.1 POSITION. The Company shall employ and retain Executive as its Senior Vice President and Chief Financial Officer or in such other capacity or capacities as shall be mutually agreed upon, from time to time, by Executive and the Company, and Executive agrees to be so employed, subject to the terms and conditions set forth herein. Executive's duties and responsibilities shall be those assigned to him hereunder, from time to time, by the Chief Executive Officer of the Company and shall include such duties as are the type and nature normally assigned to similar executive officers of a corporation of the size, type and stature of the Company. Executive shall report to the Chief Executive Officer.

     1.2 CONCURRENT EMPLOYMENT. During the term of this Agreement, Executive and the Company acknowledge that Executive may be concurrently employed by the Company and a subsidiary or other entity with respect to which the Company owns (within the meaning of Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code")) 50% or more of the total combined voting power of all classes of stock or other equity interests (an "Affiliate"), and that all of the terms and conditions of this Agreement shall apply to such concurrent employment. Reference to the Company hereunder shall be deemed to include any such concurrent employers.

     1.3 FULL TIME AND ATTENTION. During the term of this Agreement and any extensions or renewals thereof, Executive shall devote his full time, attention and energies to the business of the Company and will not, without the prior written consent of the Chief Executive Officer of the Company, be engaged (whether or not during normal business hours) in any other business or professional activity, whether or not such activities are pursued for gain, profit or other pecuniary advantage.

     Notwithstanding the foregoing, Executive shall not be prevented from (a) engaging in any civic or charitable activity for which Executive receives no compensation or other pecuniary advantage, (b) investing his personal assets in businesses which do not compete with the Company, provided that such investment will not require any services on the part of Executive in the operation of the affairs of the businesses in which investments are made and provided further that Executive's participation in such businesses is solely that of an investor, or (c) purchasing securities in any corporation whose securities are regularly traded, provided that such purchases will not result in Executive owning beneficially at any time 5% or more of the equity securities of any corporation engaged in a business competitive with that of the Company.

     1.4 TERM. Executive's employment under this Agreement shall commence as of July 28, 2000 (the "Effective Date"), and shall terminate on July 28, 2003 (such date or the last day of employment specified in any renewal or amendment hereof referred to herein as the "Termination Date") (the period commencing as of the Effective Date and ending as of the Termination Date referred to herein as the "Employment Term").

     Commencing on the second anniversary of the Effective Date and each anniversary thereafter, Executive's employment shall automatically be extended for an additional one-year period; provided, however, that either party may provide written notice to the other that the Employment Term will not be further extended, such notice to be provided not later than 30 days prior to the end of the then current Employment Term.

                         2.  COMPENSATION AND BENEFITS

     2.1 BASE COMPENSATION. The Company shall pay Executive an annual salary equal to his annual base salary in effect as of the Effective Date, such amount shall be prorated and paid in equal installments in accordance with the Company's regular payroll practices and policies and shall be subject to applicable withholding and other applicable taxes (Executive's "Base Compensation"). Executive's Base Compensation shall be reviewed no less often than annually and may be increased or reduced by the Board of Directors of the Company (the "Board"), in its sole discretion; provided, however, that Executive's Base Compensation may not be reduced at any time unless such reduction is part of a reduction in pay uniformly applicable to all officers of the Company.

     2.2 ANNUAL INCENTIVE BONUS. In addition to the foregoing, Executive shall be eligible for participation in the Annual Incentive Compensation Plan or similar bonus arrangement maintained by the Company or an Affiliate or such other bonus or incentive plans which the Company or its Affiliates may adopt, from time to time, for similarly situated executives (an "Incentive Bonus").

     2.3 LONG-TERM INCENTIVES. In addition to the foregoing, Executive shall be eligible for participation in the 2000 Long-Term Incentive Compensation Plan maintained by the Company and such other long-term incentive plans which the Company or its Affiliates may adopt, from time to time, for similarly situated executives (a "Long-Term Incentive").

     2.4 SUPPLEMENTAL RETIREMENT BENEFIT. In addition to the foregoing, Executive shall be eligible to participate in the Supplemental Executive Retirement Plan maintained by Cleco Utility Group Inc. or such other supplemental retirement benefit plans which the Company or its Affiliates may adopt, from time to time, for similarly situated executives (the "Supplemental Plan").

     2.5 OTHER BENEFITS. During the term of this Agreement and in addition to the amounts otherwise provided herein, Executive shall participate in such plans, policies, and programs as may be maintained, from time to time, by the Company or its Affiliates for the benefit of senior executives or employees, including, without limitation, profit sharing, life insurance, and group medical and other welfare benefit plans. Any such benefits shall be determined in accordance with the specific terms and conditions of the documents evidencing any such plans, policies, and programs.

     2.6  REIMBURSEMENT OF EXPENSES.   The Company shall reimburse Executive for
such reasonable and necessary expenses as are incurred in carrying out his duties hereunder, consistent with the Company's standard policies and annual budget. The Company's obligation to reimburse Executive hereunder shall be contingent upon the presentment by Executive of an itemized accounting of such expenditures.

                                3.  TERMINATION

     3.1  TERMINATION PAYMENTS TO EXECUTIVE.  As set forth more fully in this
Section 3 and except as provided in Sections 3.3 or 3.8 hereof, Executive shall be paid the greater of the amounts or benefits set forth below or the amounts or benefits provided under the terms of the separate plan or arrangement maintained by the Company (or its Affiliates) on account of termination of employment hereunder:

     a. Executive's Base Compensation accrued but not yet paid as of the date of his termination.

     b. Executive's Base Compensation payable until the Termination Date (determined without regard to the automatic renewal provisions of Section 1.4 hereof), but not less than 100% of such annual Base Compensation.

     c. Executive's Incentive Bonus payable with respect to the year of his termination, prorated to reflect Executive's actual period of service during such year.

     d. Executive's Incentive Bonus payable in the target amount for the year in which his termination of employment occurs.

     e. If Executive's principal office is located in Pineville, Louisiana, the Company shall, at the written request of Executive:

          i. Purchase his principal residence if such residence is located within 60 miles of the Company's Pineville, Louisiana office (the "Principal Residence") for an amount equal to the greater of (1) the purchase price of such Principal Residence plus the documented cost of any capital improvements to the Principal Residence made by Executive, or (2) the fair market value of such Principal Residence as determined by the Company's usual relocation practice; and

          ii. Pay or reimburse Executive for the cost of relocating Executive, his family and their household goods and other personal property, in accordance with the Company's usual relocation practice, to any location in the United States.

          Notwithstanding the foregoing, the Company shall not be obligated hereunder, unless, within 12 months after the termination of his employment with the Company (and its Affiliates), the Company is requested to purchase such Principal Residence or Executive has actually relocated from the Pineville, Louisiana area.

     f. If Executive and/or his dependents elects to continue group medical coverage, within the meaning of Code Section 4980B(f)(2), with respect to a group health plan sponsored by the Company or an Affiliate (other than a health flexible spending account under a self-insured medical reimbursement plan described in Code Sections 125 and 105(h)), the Company shall pay the continuation coverage premium for the same type and level of group health plan coverage received by Executive and his electing dependents immediately prior to such termination of Executive's employment for the maximum period provided under Code
          Section 4980B.

     g. Executive shall be fully vested for purposes of any service or similar requirement imposed under the Cleco Utility Group Inc. Supplemental Executive Retirement Plan (the "Supplemental Plan"), regardless of the actual number of years of service attained by Executive.

Except as expressly provided in Section 3.3 hereof, Executive shall also be entitled to receive such compensation or benefits as may be provided under the terms of a separate plan or amendment maintained by the Company (or its Affiliates) to the extent such compensation or benefits are not duplicative of the compensation or benefits described above.

     3.2 TERMINATION FOR DEATH OR DISABILITY. If Executive dies or becomes disabled during the Employment Term, this Agreement and Executive's employment hereunder shall immediately terminate and the Company's obligations hereunder shall automatically cease. In such event, the Company shall pay to Executive (or his estate) the amounts described in Sections 3.1a and 3.1c hereof. Payment shall be made in the form of one or more single-sums as soon as practicable after Executive's death or disability or as and when such amounts are ascertainable.

     For purposes of this Section 3.2, Executive shall be deemed "disabled" if he is actually receiving benefits or is eligible to receive benefits under the Company's (or an Affiliate's) separate long-term disability plan. The Board shall determine whether Executive is disabled hereunder.

     3.3 COMPANY'S TERMINATION FOR CAUSE. This Agreement and Executive's employment hereunder may be terminated by the Company on account of Cause. In such event, the Company shall pay to Executive the amount described in Section 3.1a hereof. Payment shall be made in the form of a single-sum not later than three days after such termination. Notwithstanding any provision of this Agreement or any other plan, policy or agreement evidencing any other compensation arrangement or benefit payable to Executive, no additional amount shall be paid to Executive, except as may be required by law.

     For purposes of this Agreement "Cause" means that Executive has:

     a. Committed an intentional act of fraud, embezzlement or theft in the course of his employment or otherwise engaged in any intentional misconduct which is materially injurious to the Company's (or an Affiliate's) financial condition or business reputation;

     b. Committed intentional damage to the property of the Company (or an Affiliate) or committed intentional wrongful disclosure of Confidential Information (as defined in Section 5.2) which is materially injurious to the Company's (or an Affiliate's) financial condition or business reputation;

     c.   Intentionally refused to perform the material duties of his position;
          or

     d.   A material breach of this Agreement by Executive.

No act or failure to act on the part of Executive will be deemed "intentional" if it was due primarily to an error in judgment or negligence, but will be deemed "intentional" only if done or omitted to be done by Executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company (or an Affiliate).

     The Board, acting in good faith, may terminate Executive's employment hereunder on account of Cause (or may determine that any termination by the Company is on account of Cause). The Board shall provide written notice to Executive, including a description of the specific reasons for the determination of Cause. Executive shall have the opportunity to appear before the Board, with or without legal representation, to present arguments and evidence on his behalf. Following such presentation (or upon Executive's failure to appear), the Board, by an affirmative vote of not less than 66% of its members, shall confirm that the actions or inactions of Executive constitute Cause hereunder.

     3.4 EXECUTIVE'S CONSTRUCTIVE TERMINATION. Executive may terminate this Agreement and his employment hereunder on account of a Constructive Termination upon 30 days prior written notice to the Chief Executive Officer (or such shorter period as may be agreed upon by the parties hereto.) In such event, the Company shall provide to Executive (a) the amount described in Section 3.1a hereof, payable not later than three days after his termination of employment,
(b) the amounts determined under Sections 3.1b and 3.1d hereof, payable in not more than two equal installments, one-half not later than 30 days after termination and the other one-half six months after such termination, and (c) the benefits described in Sections 3.1e, 3.1f and 3.1g hereof.

     For purposes of this Agreement, "Constructive Termination" means:

     a. A material reduction (other than a reduction in pay uniformly applicable to all officers of the Company) in the amount of Executive's Base Compensation;

     b. A material reduction in Executive's authority, duties or responsibilities from those contemplated in Section 1.1 of this Agreement; or

     c.   A material breach of this Agreement by the Company or its Affiliates.

No event or condition described in this Section 3.4 shall constitute a Constructive Termination unless (a) Executive promptly gives the Company notice of his objection to such event or condition, which notice may be provided orally or in writing to the Chief Executive Officer or his designee, (b) such event or condition is not corrected by the Company promptly after receipt of such notice, but in no event more than 30 days after receipt of notice, and (c) Executive resigns his employment with the Company (and all Affiliates) not more than 15 days following the expiration of the 30-day period described in subparagraph (b) hereof.

     3.5 TERMINATION BY THE COMPANY, WITHOUT CAUSE. The Company may terminate this Agreement and Executive's employment hereunder, without Cause, upon 30 days prior written notice to Executive (or such shorter period as may be agreed upon by Executive and the Chief Executive officer). In such event, the Company shall provide to Executive (a) the amount described in Section 3.1a hereof, payable not later than three days after such termination, (b) the amounts determined under Sections 3.1b and 3.1d hereof, payable in not more than two equal installments, one-half not later than 30 days after termination and the other one-half six months after such termination, and (c) the benefits described in Sections 3.1e, 3.1f and 3.1g hereof.

     3.6 TERMINATION BY EXECUTIVE. Executive may terminate this Agreement and his employment hereunder, other than on account of Constructive Termination, upon 30 days prior written notice to the Company or such shorter period as may be agreed upon by the Chief Executive Officer and Executive. In such event, the Company shall pay to Executive the amount described in Section 3.1a hereof. Payment shall be made in the form of a single-sum not later than three days after such termination. No additional payments or benefits shall be due hereunder, except as may be provided under a separate plan, policy or program evidencing such compensation arrangement or benefit or as may be required by law.

     3.7 RETURN OF PROPERTY. Upon termination of this Agreement for any reason, Executive shall promptly return to the Company all of the property of the Company (and its Affiliates), including, without limitation, automobiles, equipment, computers, fax machines, portable telephones, printers, software, credit cards, manuals, customer lists, financial data, letters, notes, notebooks, reports and copies of any of the above and any Confidential

Information (as defined in Section 5.2 hereof) that is in the possession or under the control of Executive.

     3.8 CONSIDERATION FOR OTHER AGREEMENTS. Executive acknowledges that all or a portion of the amount payable under Section 3.1d hereof is in excess of the amount otherwise due or payable under the Annual Incentive Compensation Plan and that the payment of such excess amount shall constitute adequate consideration for the execution of such separate waivers or releases as the Company (or Affiliate) may request Executive to execute in connection with the termination of his employment hereunder. Executive agrees that failure to execute any such waiver or release within the time request by the Company shall result in the forfeiture of the excess amount payable under Section 3.1d hereof.

                 4.  CHANGE IN CONTROL AND BUSINESS TRANSACTION

     4.1 DEFINITIONS. The terms "Change in Control" and "Business Transaction" shall have the meanings ascribed to them in the Cleco Corporation 2000 Long-Term Incentive Compensation Plan, as the same may be amended from time to time.

     The term "Good Reason," when used herein, shall mean that in connection with a Change in Control:

     a. Executive's Base Compensation in effect immediately before such Change in Control is reduced or there is a significant reduction or termination of Executive's rights to any employee benefit in effect immediately prior to the Change in Control;

     b. Executive's authority, duties or responsibilities are significantly reduced from those contemplated in Section 1.1 hereof or Executive has reasonably determined that, as a result of a change in circumstances that significantly affects his employment with the Company (or an Affiliate), he is unable to exercise the authority, power, duties and responsibilities contemplated in Section 1.1 hereof;

     c. Executive is required to be away from his office in the course of discharging his duties and responsibilities under this Agreement significantly more than was required prior to the Change in Control; or

     d. Executive is required to transfer to an office or business location located more than 60 miles from the location to which he was assigned prior to the Change in Control.

No event or condition described in this Section 4.1 shall constitute Good Reason unless (a) Executive gives the Company notice of his objection to such event or condition within a reasonable period after Executive learns of such event, which notice may be delivered orally or in writing to the Chief Executive Officer (or his designee), (b) such event or condition is not promptly corrected by the Company, but in no event later than 30 days after receipt of such notice, and (c) Executive resigns his employment with the Company (and its Affiliates) not more than 60 days following the expiration of the 30-day period described in subparagraph (b) hereof.

     4.2 TERMINATION IN CONNECTION WITH A CHANGE IN CONTROL. If Executive's employment described herein is terminated by the Company, without Cause (as defined in Section 3.3 hereof), or Executive terminates his employment hereunder for Good Reason at any time within the 60-day period preceding or 36-month period following such Change in Control, then notwithstanding any provision of this Agreement to the contrary and in lieu of any compensation or benefits otherwise payable hereunder:

     a. The Company shall pay to Executive the amount described in Section 3.1a in the form of a single-sum not later than three days after such termination.

     b. The Company shall pay to Executive the amount described in Section 3.1d in the form of a single-sum not later than 30 days after such termination.

     c. The Company shall pay an amount equal to three times Executive's "base amount" as determined under Code Section 280G, payable in the form of a single-sum not later than 30 days after such termination.

     d. The Company shall provide to Executive and his dependents coverage under the Company's or an Affiliate's group medical plan for the same type and level of health benefits received by Executive and his dependents immediately prior to such termination for a period of three years or until Executive and/or his dependents obtain coverage under a reasonably satisfactory group health plan with no applicable preexisting condition limitation, whichever comes first; such coverage to be in addition to any coverage available to Executive and his dependents under Code Section 4980B.

     e. Vesting shall be accelerated, any restrictions shall lapse, and all performance objectives shall be deemed satisfied as to any outstanding grants or awards made to Executive under the 2000 Long-Term Incentive Compensation Plan and/or the 1990 Long-Term Incentive Compensation Plan. Executive shall be entitled to such additional benefits or rights as may be provided in the documents evidencing such plans or the terms of any agreement evidencing such grant or award.

     f. Executive shall be fully vested for purposes of any service or similar requirement imposed under the Supplemental Plan, regardless of the actual number of years of service attained by Executive. Executive shall be credited with an additional three years of age for purposes of determining his benefit percentage under the Supplemental Plan, but in no event shall such benefit percentage be less than 50%; and Executive shall be credited with an additional three years of age for purposes of determining any reduction taken with respect to benefits commencing before Executive's normal retirement date (as defined in such plan).

     g. If Executive's principal office is located in Pineville, Louisiana, the Company shall, at the written request of Executive:

          i. Purchase his principal residence if such residence is located within 60 miles of the Company's Pineville, Louisiana office (the "Principal Residence") for an amount equal to the greater of (1) the purchase price of such Principal Residence plus the documented cost of any capital improvements to the Principal Residence made by Executive, or (2) the fair market value of such Principal Residence as determined by the Company's usual relocation practice; and

          ii. Pay or reimburse Executive for the cost of relocating Executive, his family and their household goods and other personal property, in accordance with the Company's usual relocation practice, to any location in the United States.

          Notwithstanding the foregoing, the Company shall not be obligated hereunder, unless, within 12 months after the termination of his employment with the Company (and its Affiliates), the Company is requested to purchase such Principal Residence or Executive has actually relocated from the Pineville, Louisiana area.

     h. The Company shall pay to Executive an amount equal to the Company's (including all Affiliates) maximum matching contribution obligation under the Cleco Corporation 401(k) Savings and Investment Plan, as the same may be amended from time to time, for each of the three years immediately following Executive's termination of employment, determined as if Executive was credited with at least 1,000 hours of service in each such plan year, was employed as of the last day of each plan year, and contributed the maximum permissible amount under Code Section 402(g) in each such year, but determined using the amount in effect as of the date of Executive's termination of employment; such amount shall be paid in the form of a single-sum not later than 30 days after Executive's termination of employment hereunder.

     4.3 BUSINESS TRANSACTION. If Executive's employment hereunder is terminated (other than on account of Cause as defined in Section 3.3 hereof) in connection with a Business Transaction, then notwithstanding any provision of this Agreement to the contrary, the Company shall pay or provide to Executive
(a) the amount described in Section 3.1a hereof, payable not later than three days after his termination of employment, (b) the amounts determined under Sections 3.1b and 3.1d hereof, payable in not more than two equal installments, one-half not later than 30 days after termination and the other one-half six months after such termination, and (c) the benefits described in Sections 3.1e and 3.1f and 4.2e and 4.2f hereof.

     4.4 TAX PAYMENT. If any payment to Executive pursuant to this Agreement or any other payment or benefit from the Company or an Affiliate in connection with a Change in Control or Business Transaction is subject to the excise tax imposed under Code Section 4999 or any similar excise or penalty tax payable under any United States federal, state, local or other law, the Company shall pay an amount to Executive such that, after the payment by Executive of all taxes on such amount, there remains a balance sufficient to pay such excise or penalty tax. Executive shall submit to the Company the amount to be paid under this
Section 4.4, together with supporting documentation. If Executive and the Company disagree as to such amount, an independent public accounting firm agreed upon by Executive and the Company shall make such determination.

                         5.  LIMITATIONS ON ACTIVITIES

  5.1. CONSIDERATION FOR LIMITATION ON ACTIVITIES. Executive acknowledges that the execution of this Agreement and the payments described herein constitute consideration for the limitations on activities set forth in this Section 5, the adequacy of which is hereby expressly acknowledged by Executive.

  5.2 CONFIDENTIAL INFORMATION. Executive recognizes and acknowledges that during the terms of his employment, he will have access to confidential, proprietary, non-public information concerning the Company and its Affiliates, which may include, without limitation, (a) books and records relating to operations, finance, accounting, personnel and management, (b) price, rate and volume data, future price and rate plans, and test data, (c) information related to product design and development, (d) computer software, customer lists, information obtained on competitors, and sales tactics, and (e) various other non-public trade or business information, including business opportunities, marketing or business diversification plans, methods and processes, and financial data and the like (collectively, the "Confidential Information"). Executive agrees that he will not at any time, either while employed by the Company or afterwards, make any independent use of, or disclose to any other person or organization (except as authorized by the Company or pursuant to court order) any of the Confidential Information.

  5.3 NON-SOLICITATION. Executive agrees that during the one-year period commencing as of the date of voluntary termination by Executive (as described in Section 3.6 hereof) or the involuntary termination of Executive on account of Cause (as described in Section 3.3 hereof), he shall not, directly or indirectly, for his own benefit or on behalf of another or to the Company's (or an Affiliate's) detriment:

     a. Hire or offer to hire any of the Company's (or Affiliate's) officers, employees or agents;

     b. Persuade or attempt to persuade in any manner any officer, employee or agent of the Company (or an Affiliate) to discontinue any relationship with the Company; or

     c. Solicit or divert or attempt to divert any customer or supplier of the Company or an Affiliate.

The provisions of this Section 5.3 shall apply in the locations set forth on Exhibit A hereto, as the same may be amended from time to time. Executive acknowledges that the Company (or its Affiliates) is presently doing business in such locations and that during the Employment Term Executive will be required to provide services to or for the benefit of the Company (or its Affiliates) in such locations.

     The parties agree that each of the foregoing prohibitions is intended to constitute a separate restriction. Accordingly, should any such prohibition be declared invalid or unenforceable, such prohibition shall be deemed severable from and shall not affect the remainder thereof. The parties further agree that each of the foregoing restrictions is reasonable in both time and geographic scope.

     5.4 BUSINESS REPUTATION. Executive agrees that during his employment with the Company (and its Affiliate) and at all times thereafter, he shall refrain from performing any act, engaging in any conduct or course of action or making or publishing an adverse, untrue or misleading statement which has or may reasonably have the effect of demeaning the name or business reputation of the Company or its Affiliates or which adversely affects (or may reasonably adversely affect) the best interests (economic or otherwise) of the Company or an Affiliate.

     5.5 REMEDIES. In the event of a breach or threatened breach by Executive of the provisions of Sections 5.2, 5.3 or 5.4 hereof, Executive agrees that the Company shall be entitled to a temporary restraining order or a preliminary injunction (without the necessity of posting bond in connection therewith) and that any additional payments or benefits due to Executive or his dependents under Sections 3 and 4 hereof shall be canceled and forfeited. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedy available to it for such breach or threatened breach, including the recovery of damages from Executive.

                               6.  MISCELLANEOUS

     6.1 MITIGATION NOT REQUIRED. As a condition of any payment hereunder, Executive shall not be required to mitigate the amount of such payment by seeking other employment or otherwise, nor will any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of Executive under this Agreement.

     6.2 ENFORCEMENT OF THIS AGREEMENT. In the event any dispute in connection with this Agreement arises with respect to obligations of Executive or the Company that were required prior to the occurrence of a Change in Control or a Business Transaction, all costs, fees and expenses, including attorney fees, of any litigation, arbitration or other legal action in connection with such matters in which Executive substantially prevails, shall be borne by, and be the obligation of, the Company.

     After a Change in Control or Business Transaction has occurred, Executive shall not be required to incur legal fees and the related expenses associated with the interpretation, enforcement or defense of Executive's rights under this Agreement by litigation or otherwise. Accordingly, if, following a Change in Control or Business Transaction, the Company has failed to comply with any of its obligations under this Agreement or the Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable or in any way reduce the possibility of collecting the amounts due hereunder, or institutes any litigation or other action or proceeding designed to deny or to recover from Executive the benefits provided or intended to be provided under this Agreement, Executive shall be entitled to retain counsel of Executive's choice, at the expense of the Company, to advise and represent Executive in connection with any such interpretation, enforcement or defense, including without limitation the initiation or defense of any litigation, arbitration or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. The Company shall pay and be solely financially responsible for any and all attorneys' and related fees and expenses incurred by Executive in connection with any of the foregoing, without regard to whether Executive prevails, in whole or in part.

     In no event shall Executive be required to reimburse the Company for any of the costs and expenses incurred by the Company relating to arbitration, litigation or other legal action in connection with this Agreement.

     6.3  NO SET-OFF.   There shall be no right of set-off or counterclaim in
respect of any claim, debt or obligation against any payment to Executive provided for in this Agreement.

     6.4 ASSISTANCE WITH LITIGATION. For a period of one year after the end of the last period for which Executive will have received any compensation under this Agreement, Executive will furnish such information and proper assistance as may be reasonably necessary in connection with any litigation in which the Company (or an Affiliate) is then or may become involved.

     6.5 HEADINGS. Section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     6.6 ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and there are no other agreements, understandings, restrictions, representations or warranties among the parties other than those set forth herein.

     6.7 AMENDMENTS. This Agreement may be amended or modified at any time in any or all respects, but only by an instrument in writing executed by the parties hereto.

     6.8 CHOICE OF LAW. The validity of this Agreement, the construction of its terms, and the determination of the rights and duties of the parties hereto shall be governed by and construed in accordance with the internal laws of the State of Louisiana applicable to contracts made to be performed wholly within such state.

     6.9 NOTICES. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand, (b) sent by telecopier to a telecopier number given below, provided that a copy is sent by a nationally recognized overnight delivery service (receipt requested), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case as follows:

          If to Executive:      Thomas J. Howlin
                                142 Ron Mar Circle
                                Pineville, Louisiana  71360

          If to the Company:    Cleco Corporation
                                2030 Donahue Ferry Road
                                Pineville, LA 71360
                                Attention: Chief Executive Officer
                                Telecopier:   (318) 484-7777

or to such other addresses as a party may designate by notice to the other party.

     6.10 ASSIGNMENT. This Agreement will inure to the benefit of and be binding upon the Company, its Affiliates, successors and assigns, including, without limitation, any person, partnership, company, corporation or other entity that may acquire substantially all of the Company's assets or business or with or into which the Company may be liquidated, consolidated, merged or otherwise combined, and will inure to the benefit of and be binding upon Executive, his heirs, estate, legatees and legal representatives. If payments become payable to Executive's surviving spouse or other assigns and such person thereafter dies, such payment will revert to Executive's estate.

     6.11 SEVERABILITY. Each provision of this Agreement is intended to be severable. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect the validity or enforceability of any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions was not contained herein. Notwithstanding the foregoing, however, no provision shall be severed if it is clearly apparent under the circumstances that the parties would not have entered into this Agreement without such provision.

     6.12 WITHHOLDING. The Company (or an Affiliate) may withhold from any payment hereunder any federal, state or local taxes required to be withheld.

     6.13 SURVIVAL.   Notwithstanding anything herein to the contrary, to the
extent applicable, the obligations of the Company (and its Affiliates) under Sections 3 and 4, and the obligations of Executive under Sections 3 and 5, shall remain operative and in full force and effect regardless of the expiration of this Agreement.

     6.14 WAIVER. The failure of either party to insist in any one or more instances upon performance of any terms or conditions of this Agreement will not be construed as a waiver of future performance of any such term, covenant, or condition and the obligations of either party with respect to such term, covenant or condition will continue in full force and effect.

     THIS AGREEMENT is executed in multiple counterparts as of the dates set forth below, each of which shall be deemed an original, to be effective as of the Effective Date designated above.

CLECO CORPORATION                        EXECUTIVE

By:
   -------------------------------       --------------------------------
                                         THOMAS J. HOWLIN
Its:
   -------------------------------

Date:                                    Date:
     -----------------------------            ---------------------------

                               CLECO CORPORATION
                         EXECUTIVE EMPLOYMENT AGREEMENT

                                   EXHIBIT A

     This Exhibit A is intended to form a part of that certain Executive Employment Agreement by and between Cleco Corporation and THOMAS J. HOWLIN, effective as of July 28, 2000. The parties agree that the proscriptions set forth in Section 5.3 thereof shall apply in the State of Louisiana, Parishes of:

     Acadia Parish
     Allen Parish
     Avoyelles Parish
     Beauregard Parish
     Calcasieu Parish
     Catahoula Parish
     Desoto Parish
     Evangeline Parish
     Grant Parish
     Iberia Parish
     Jefferson Davis Parish
     Lafayette Parish
     Lasalle Parish
     Natchitoches Parish
     Rapides Parish
     Red River Parish
     Sabine Parish
     St. Landry Parish
     St. Martin Parish
     St. Mary Parish
     St. Tammany Parish
     Vernon Parish
     Washington Parish

Executive and the Company agree that the Company shall amend this Exhibit A, from time to time, to eliminate Parishes in which the Company is no longer doing business and to add Parishes in which the Company is currently doing business.

                                                                   EXHIBIT 10(y)

                               CLECO CORPORATION

                         EXECUTIVE EMPLOYMENT AGREEMENT
                                   (LEVEL 1)

     THIS AGREEMENT (the "Agreement") is entered into as of this 28th day of July, 2000, by and between CATHERINE C. POWELL ("Executive"), and Cleco Corporation, a Louisiana corporation (the "Company"), and is intended to amend and restate, in its entirety, that certain Executive Severance Agreement between Cleco Utility Group Inc. and Executive, initially effective as of July 1, 1993.

                            1.  EMPLOYMENT AND TERM

     1.1 POSITION. The Company shall employ and retain Executive as its Senior Vice President Employee and Corporate Services or in such other capacity or capacities as shall be mutually agreed upon, from time to time, by Executive and the Company, and Executive agrees to be so employed, subject to the terms and conditions set forth herein. Executive's duties and responsibilities shall be those assigned to her hereunder, from time to time, by the Chief Executive Officer of the Company and shall include such duties as are the type and nature normally assigned to similar executive officers of a corporation of the size, type and stature of the Company. Executive shall report to the Chief Executive Officer.

     1.2 CONCURRENT EMPLOYMENT. During the term of this Agreement, Executive and the Company acknowledge that Executive may be concurrently employed by the Company and a subsidiary or other entity with respect to which the Company owns (within the meaning of Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code")) 50% or more of the total combined voting power of all classes of stock or other equity interests (an "Affiliate"), and that all of the terms and conditions of this Agreement shall apply to such concurrent employment. Reference to the Company hereunder shall be deemed to include any such concurrent employers.

     1.3 FULL TIME AND ATTENTION. During the term of this Agreement and any extensions or renewals thereof, Executive shall devote her full time, attention and energies to the business of the Company and will not, without the prior written consent of the Chief Executive Officer of the Company, be engaged (whether or not during normal business hours) in any other business or professional activity, whether or not such activities are pursued for gain, profit or other pecuniary advantage.

     Notwithstanding the foregoing, Executive shall not be prevented from (a) engaging in any civic or charitable activity for which Executive receives no compensation or other pecuniary advantage, (b) investing her personal assets in businesses which do not compete with the Company, provided that such investment will not require any services on the part of Executive in the operation of the affairs of the businesses in which investments are made and provided further that Executive's participation in such businesses is solely that of an investor, or (c) purchasing securities in any corporation whose securities are regularly traded, provided that such purchases will not result in Executive owning beneficially at any time 5% or more of the equity securities of any corporation engaged in a business competitive with that of the Company.

     1.4 TERM. Executive's employment under this Agreement shall commence as of July 28, 2000 (the "Effective Date"), and shall terminate on July 28, 2003 (such date or the last day of employment specified in any renewal or amendment hereof referred to herein as the "Termination Date") (the period commencing as of the Effective Date and ending as of the Termination Date referred to herein as the "Employment Term").

     Commencing on the second anniversary of the Effective Date and each anniversary thereafter, Executive's employment shall automatically be extended for an additional one-year period; provided, however, that either party may provide written notice to the other that the Employment Term will not be further extended, such notice to be provided not later than 30 days prior to the end of the then current Employment Term.

                         2.  COMPENSATION AND BENEFITS

     2.1 BASE COMPENSATION. The Company shall pay Executive an annual salary equal to her annual base salary in effect as of the Effective Date, such amount shall be prorated and paid in equal installments in accordance with the Company's regular payroll practices and policies and shall be subject to applicable withholding and other applicable taxes (Executive's "Base Compensation"). Executive's Base Compensation shall be reviewed no less often than annually and may be increased or reduced by the Board of Directors of the Company (the "Board"), in its sole discretion; provided, however, that Executive's Base Compensation may not be reduced at any time unless such reduction is part of a reduction in pay uniformly applicable to all officers of the Company.

     2.2 ANNUAL INCENTIVE BONUS. In addition to the foregoing, Executive shall be eligible for participation in the Annual Incentive Compensation Plan or similar bonus arrangement maintained by the Company or an Affiliate or such other bonus or incentive plans which the Company or its Affiliates may adopt, from time to time, for similarly situated executives (an "Incentive Bonus").

     2.3 LONG-TERM INCENTIVES. In addition to the foregoing, Executive shall be eligible for participation in the 2000 Long-Term Incentive Compensation Plan maintained by the Company and such other long-term incentive plans which the Company or its Affiliates may adopt, from time to time, for similarly situated executives (a "Long-Term Incentive").

     2.4 SUPPLEMENTAL RETIREMENT BENEFIT. In addition to the foregoing, Executive shall be eligible to participate in the Supplemental Executive Retirement Plan maintained by Cleco Utility Group Inc. or such other supplemental retirement benefit plans which the Company or its Affiliates may adopt, from time to time, for similarly situated executives (the "Supplemental Plan").

     2.5 OTHER BENEFITS. During the term of this Agreement and in addition to the amounts otherwise provided herein, Executive shall participate in such plans, policies, and programs as may be maintained, from time to time, by the Company or its Affiliates for the benefit of senior executives or employees, including, without limitation, profit sharing, life insurance, and group medical and other welfare benefit plans. Any such benefits shall be determined in accordance with the specific terms and conditions of the documents evidencing any such plans, policies, and programs.

     2.6  REIMBURSEMENT OF EXPENSES.   The Company shall reimburse Executive for
such reasonable and necessary expenses as are incurred in carrying out her duties hereunder, consistent with the Company's standard policies and annual budget. The Company's obligation to reimburse Executive hereunder shall be contingent upon the presentment by Executive of an itemized accounting of such expenditures.

                                3.  TERMINATION

     3.1  TERMINATION PAYMENTS TO EXECUTIVE.  As set forth more fully in this
Section 3 and except as provided in Sections 3.3 or 3.8 hereof, Executive shall be paid the greater of the amounts or benefits set forth below or the amounts or benefits provided under the terms of the separate plan or arrangement maintained by the Company (or its Affiliates) on account of termination of employment hereunder:

     a. Executive's Base Compensation accrued but not yet paid as of the date of her termination.

     b. Executive's Base Compensation payable until the Termination Date (determined without regard to the automatic renewal provisions of Section 1.4 hereof), but not less than 100% of such annual Base Compensation.

     c. Executive's Incentive Bonus payable with respect to the year of her termination, prorated to reflect Executive's actual period of service during such year.

     d. Executive's Incentive Bonus payable in the target amount for the year in which her termination of employment occurs.

     e. If Executive's principal office is located in Pineville, Louisiana, the Company shall, at the written request of Executive:

          i. Purchase her principal residence if such residence is located within 60 miles of the Company's Pineville, Louisiana office (the "Principal Residence") for an amount equal to the greater of (1) the purchase price of such Principal Residence plus the documented cost of any capital improvements to the Principal Residence made by Executive, or (2) the fair market value of such Principal Residence as determined by the Company's usual relocation practice; and

          ii. Pay or reimburse Executive for the cost of relocating Executive, her family and their household goods and other personal property, in accordance with the Company's usual relocation practice, to any location in the United States.

          Notwithstanding the foregoing, the Company shall not be obligated hereunder, unless, within 12 months after the termination of her employment with the Company (and its Affiliates), the Company is requested to purchase such Principal Residence or Executive has actually relocated from the Pineville, Louisiana area.

     f. If Executive and/or her dependents elects to continue group medical coverage, within the meaning of Code Section 4980B(f)(2), with respect to a group health plan sponsored by the Company or an Affiliate (other than a health flexible spending account under a self-insured medical reimbursement plan described in Code Sections 125 and 105(h)), the Company shall pay the continuation coverage premium for the same type and level of group health plan coverage received by Executive and her electing dependents immediately prior to such termination of Executive's employment for the maximum period provided under Code
          Section 4980B.

     g. Executive shall be fully vested for purposes of any service or similar requirement imposed under the Cleco Utility Group Inc. Supplemental Executive Retirement Plan (the "Supplemental Plan"), regardless of the actual number of years of service attained by Executive.

Except as expressly provided in Section 3.3 hereof, Executive shall also be entitled to receive such compensation or benefits as may be provided under the terms of a separate plan or amendment maintained by the Company (or its Affiliates) to the extent such compensation or benefits are not duplicative of the compensation or benefits described above.

     3.2 TERMINATION FOR DEATH OR DISABILITY. If Executive dies or becomes disabled during the Employment Term, this Agreement and Executive's employment hereunder shall immediately terminate and the Company's obligations hereunder shall automatically cease. In such event, the Company shall pay to Executive (or her estate) the amounts described in Sections 3.1a and 3.1c hereof. Payment shall be made in the form of one or more single-sums as soon as practicable after Executive's death or disability or as and when such amounts are ascertainable.

     For purposes of this Section 3.2, Executive shall be deemed "disabled" if she is actually receiving benefits or is eligible to receive benefits under the Company's (or an Affiliate's) separate long-term disability plan. The Board shall determine whether Executive is disabled hereunder.

     3.3 COMPANY'S TERMINATION FOR CAUSE. This Agreement and Executive's employment hereunder may be terminated by the Company on account of Cause. In such event, the Company shall pay to Executive the amount described in Section 3.1a hereof. Payment shall be made in the form of a single-sum not later than three days after such termination. Notwithstanding any provision of this Agreement or any other plan, policy or agreement evidencing any other compensation arrangement or benefit payable to Executive, no additional amount shall be paid to Executive, except as may be required by law.

     For purposes of this Agreement "Cause" means that Executive has:

     a. Committed an intentional act of fraud, embezzlement or theft in the course of her employment or otherwise engaged in any intentional misconduct which is materially injurious to the Company's (or an Affiliate's) financial condition or business reputation;

     b. Committed intentional damage to the property of the Company (or an Affiliate) or committed intentional wrongful disclosure of Confidential Information (as defined in Section 5.2) which is materially injurious to the Company's (or an Affiliate's) financial condition or business reputation;

     c.   Intentionally refused to perform the material duties of her position;
          or

     d.   A material breach of this Agreement by Executive.

No act or failure to act on the part of Executive will be deemed "intentional" if it was due primarily to an error in judgment or negligence, but will be deemed "intentional" only if done or omitted to be done by Executive not in good faith and without reasonable belief that her action or omission was in the best interest of the Company (or an Affiliate).

     The Board, acting in good faith, may terminate Executive's employment hereunder on account of Cause (or may determine that any termination by the Company is on account of Cause). The Board shall provide written notice to Executive, including a description of the specific reasons for the determination of Cause. Executive shall have the opportunity to appear before the Board, with or without legal representation, to present arguments and evidence on her behalf. Following such presentation (or upon Executive's failure to appear), the Board, by an affirmative vote of not less than 66% of its members, shall confirm that the actions or inactions of Executive constitute Cause hereunder.

     3.4 EXECUTIVE'S CONSTRUCTIVE TERMINATION. Executive may terminate this Agreement and her employment hereunder on account of a Constructive Termination upon 30 days prior written notice to the Chief Executive Officer (or such shorter period as may be agreed upon by the parties hereto.) In such event, the Company shall provide to Executive (a) the amount described in Section 3.1a hereof, payable not later than three days after her termination of employment,
(b) the amounts determined under Sections 3.1b and 3.1d hereof, payable in not more than two equal installments, one-half not later than 30 days after termination and the other one-half six months after such termination, and (c) the benefits described in Sections 3.1e, 3.1f and 3.1g hereof.

     For purposes of this Agreement, "Constructive Termination" means:

     a. A material reduction (other than a reduction in pay uniformly applicable to all officers of the Company) in the amount of Executive's Base Compensation;

     b. A material reduction in Executive's authority, duties or responsibilities from those contemplated in Section 1.1 of this Agreement; or

     c.   A material breach of this Agreement by the Company or its Affiliates.

No event or condition described in this Section 3.4 shall constitute a Constructive Termination unless (a) Executive promptly gives the Company notice of her objection to such event or condition, which notice may be provided orally or in writing to the Chief Executive Officer or his designee, (b) such event or condition is not corrected by the Company promptly after receipt of such notice, but in no event more than 30 days after receipt of notice, and (c) Executive resigns her employment with the Company (and all Affiliates) not more than 15 days following the expiration of the 30-day period described in subparagraph (b) hereof.

     3.5 TERMINATION BY THE COMPANY, WITHOUT CAUSE. The Company may terminate this Agreement and Executive's employment hereunder, without Cause, upon 30 days prior written notice to Executive (or such shorter period as may be agreed upon by Executive and the Chief Executive officer). In such event, the Company shall provide to Executive (a) the amount described in Section 3.1a hereof, payable not later than three days after such termination, (b) the amounts determined under Sections 3.1b and 3.1d hereof, payable in not more than two equal installments, one-half not later than 30 days after termination and the other one-half six months after such termination, and (c) the benefits described in Sections 3.1e, 3.1f and 3.1g hereof.

     3.6 TERMINATION BY EXECUTIVE. Executive may terminate this Agreement and her employment hereunder, other than on account of Constructive Termination, upon 30 days prior written notice to the Company or such shorter period as may be agreed upon by the Chief Executive Officer and Executive. In such event, the Company shall pay to Executive the amount described in Section 3.1a hereof. Payment shall be made in the form of a single-sum not later than three days after such termination. No additional payments or benefits shall be due hereunder, except as may be provided under a separate plan, policy or program evidencing such compensation arrangement or benefit or as may be required by law.

     3.7 RETURN OF PROPERTY. Upon termination of this Agreement for any reason, Executive shall promptly return to the Company all of the property of the Company (and its Affiliates), including, without limitation, automobiles, equipment, computers, fax machines, portable telephones, printers, software, credit cards, manuals, customer lists, financial data, letters, notes, notebooks, reports and copies of any of the above and any Confidential

Information (as defined in Section 5.2 hereof) that is in the possession or under the control of Executive.

     3.8 CONSIDERATION FOR OTHER AGREEMENTS. Executive acknowledges that all or a portion of the amount payable under Section 3.1d hereof is in excess of the amount otherwise due or payable under the Annual Incentive Compensation Plan and that the payment of such excess amount shall constitute adequate consideration for the execution of such separate waivers or releases as the Company (or Affiliate) may request Executive to execute in connection with the termination of her employment hereunder. Executive agrees that failure to execute any such waiver or release within the time request by the Company shall result in the forfeiture of the excess amount payable under Section 3.1d hereof.

                 4.  CHANGE IN CONTROL AND BUSINESS TRANSACTION

     4.1 DEFINITIONS. The terms "Change in Control" and "Business Transaction" shall have the meanings ascribed to them in the Cleco Corporation 2000 Long-Term Incentive Compensation Plan, as the same may be amended from time to time.

     The term "Good Reason," when used herein, shall mean that in connection with a Change in Control:

     a. Executive's Base Compensation in effect immediately before such Change in Control is reduced or there is a significant reduction or termination of Executive's rights to any employee benefit in effect immediately prior to the Change in Control;

     b. Executive's authority, duties or responsibilities are significantly reduced from those contemplated in Section 1.1 hereof or Executive has reasonably determined that, as a result of a change in circumstances that significantly affects her employment with the Company (or an Affiliate), she is unable to exercise the authority, power, duties and responsibilities contemplated in Section 1.1 hereof;

     c. Executive is required to be away from her office in the course of discharging her duties and responsibilities under this Agreement significantly more than was required prior to the Change in Control; or

     d. Executive is required to transfer to an office or business location located more than 60 miles from the location to which she was assigned prior to the Change in Control.

No event or condition described in this Section 4.1 shall constitute Good Reason unless (a) Executive gives the Company notice of her objection to such event or condition within a reasonable period after Executive learns of such event, which notice may be delivered orally or in writing to the Chief Executive Officer (or his designee), (b) such event or condition is not promptly corrected by the Company, but in no event later than 30 days after receipt of such notice, and (c) Executive resigns her employment with the Company (and its Affiliates) not more than 60 days following the expiration of the 30-day period described in subparagraph (b) hereof.

     4.2 TERMINATION IN CONNECTION WITH A CHANGE IN CONTROL. If Executive's employment described herein is terminated by the Company, without Cause (as defined in Section 3.3 hereof), or Executive terminates her employment hereunder for Good Reason at any time within the 60-day period preceding or 36-month period following such Change in Control, then notwithstanding any provision of this Agreement to the contrary and in lieu of any compensation or benefits otherwise payable hereunder:

     a. The Company shall pay to Executive the amount described in Section 3.1a in the form of a single-sum not later than three days after such termination.

     b. The Company shall pay to Executive the amount described in Section 3.1d in the form of a single-sum not later than 30 days after such termination.

     c. The Company shall pay an amount equal to three times Executive's "base amount" as determined under Code Section 280G, payable in the form of a single-sum not later than 30 days after such termination.

     d. The Company shall provide to Executive and her dependents coverage under the Company's or an Affiliate's group medical plan for the same type and level of health benefits received by Executive and her dependents immediately prior to such termination for a period of three years or until Executive and/or her dependents obtain coverage under a reasonably satisfactory group health plan with no applicable preexisting condition limitation, whichever comes first; such coverage to be in addition to any coverage available to Executive and her dependents under Code Section 4980B.

     e. Vesting shall be accelerated, any restrictions shall lapse, and all performance objectives shall be deemed satisfied as to any outstanding grants or awards made to Executive under the 2000 Long-Term Incentive Compensation Plan and/or the 1990 Long-Term Incentive Compensation Plan. Executive shall be entitled to such additional benefits or rights as may be provided in the documents evidencing such plans or the terms of any agreement evidencing such grant or award.

     f. Executive shall be fully vested for purposes of any service or similar requirement imposed under the Supplemental Plan, regardless of the actual number of years of service attained by Executive. Executive shall be credited with an additional three years of age for purposes of determining her benefit percentage under the Supplemental Plan, but in no event shall such benefit percentage be less than 50%; and Executive shall be credited with an additional three years of age for purposes of determining any reduction taken with respect to benefits commencing before Executive's normal retirement date (as defined in such plan).

     g. If Executive's principal office is located in Pineville, Louisiana, the Company shall, at the written request of Executive:

          i. Purchase her principal residence if such residence is located within 60 miles of the Company's Pineville, Louisiana office (the "Principal Residence") for an amount equal to the greater of (1) the purchase price of such Principal Residence plus the documented cost of any capital improvements to the Principal Residence made by Executive, or (2) the fair market value of such Principal Residence as determined by the Company's usual relocation practice; and

          ii. Pay or reimburse Executive for the cost of relocating Executive, her family and their household goods and other personal property, in accordance with the Company's usual relocation practice, to any location in the United States.

          Notwithstanding the foregoing, the Company shall not be obligated hereunder, unless, within 12 months after the termination of her employment with the Company (and its Affiliates), the Company is requested to purchase such Principal Residence or Executive has actually relocated from the Pineville, Louisiana area.

     h. The Company shall pay to Executive an amount equal to the Company's (including all Affiliates) maximum matching contribution obligation under the Cleco Corporation 401(k) Savings and Investment Plan, as the same may be amended from time to time, for each of the three years immediately following Executive's termination of employment, determined as if Executive was credited with at least 1,000 hours of service in each such plan year, was employed as of the last day of each plan year, and contributed the maximum permissible amount under Code Section 402(g) in each such year, but determined using the amount in effect as of the date of Executive's termination of employment; such amount shall be paid in the form of a single-sum not later than 30 days after Executive's termination of employment hereunder.

     4.3 BUSINESS TRANSACTION. If Executive's employment hereunder is terminated (other than on account of Cause as defined in Section 3.3 hereof) in connection with a Business Transaction, then notwithstanding any provision of this Agreement to the contrary, the Company shall pay or provide to Executive
(a) the amount described in Section 3.1a hereof, payable not later than three days after her termination of employment, (b) the amounts determined under Sections 3.1b and 3.1d hereof, payable in not more than two equal installments, one-half not later than 30 days after termination and the other one-half six months after such termination, and (c) the benefits described in Sections 3.1e and 3.1f and 4.2e and 4.2f hereof.

  4.4 TAX PAYMENT. If any payment to Executive pursuant to this Agreement or any other payment or benefit from the Company or an Affiliate in connection with a Change in Control or Business Transaction is subject to the excise tax imposed under Code Section 4999 or any similar excise or penalty tax payable under any United States federal, state, local or other law, the Company shall pay an amount to Executive such that, after the payment by Executive of all taxes on such amount, there remains a balance sufficient to pay such excise or penalty tax. Executive shall submit to the Company the amount to be paid under this
Section 4.4, together with supporting documentation. If Executive and the Company disagree as to such amount, an independent public accounting firm agreed upon by Executive and the Company shall make such determination.

                         5.  LIMITATIONS ON ACTIVITIES

  5.1 CONSIDERATION FOR LIMITATION ON ACTIVITIES. Executive acknowledges that the execution of this Agreement and the payments described herein constitute consideration for the limitations on activities set forth in this Section 5, the adequacy of which is hereby expressly acknowledged by Executive.

  5.2 CONFIDENTIAL INFORMATION. Executive recognizes and acknowledges that during the terms of her employment, he will have access to confidential, proprietary, non-public information concerning the Company and its Affiliates, which may include, without limitation, (a) books and records relating to operations, finance, accounting, personnel and management, (b) price, rate and volume data, future price and rate plans, and test data, (c) information related to product design and development, (d) computer software, customer lists, information obtained on competitors, and sales tactics, and (e) various other non-public trade or business information, including business opportunities, marketing or business diversification plans, methods and processes, and financial data and the like (collectively, the "Confidential Information"). Executive agrees that she will not at any time, either while employed by the Company or afterwards, make any independent use of, or disclose to any other person or organization (except as authorized by the Company or pursuant to court order) any of the Confidential Information.

  5.3 NON-SOLICITATION. Executive agrees that during the one-year period commencing as of the date of voluntary termination by Executive (as described in Section 3.6 hereof) or the involuntary termination of Executive on account of Cause (as described in Section 3.3 hereof), she shall not, directly or indirectly, for his own benefit or on behalf of another or to the Company's (or an Affiliate's) detriment:

     a. Hire or offer to hire any of the Company's (or Affiliate's) officers, employees or agents;

     b. Persuade or attempt to persuade in any manner any officer, employee or agent of the Company (or an Affiliate) to discontinue any relationship with the Company; or

     c. Solicit or divert or attempt to divert any customer or supplier of the Company or an Affiliate.

The provisions of this Section 5.3 shall apply in the locations set forth on Exhibit A hereto, as the same may be amended from time to time. Executive acknowledges that the Company (or its Affiliates) is presently doing business in such locations and that during the Employment Term Executive will be required to provide services to or for the benefit of the Company (or its Affiliates) in such locations.

     The parties agree that each of the foregoing prohibitions is intended to constitute a separate restriction. Accordingly, should any such prohibition be declared invalid or unenforceable, such prohibition shall be deemed severable from and shall not affect the remainder thereof. The parties further agree that each of the foregoing restrictions is reasonable in both time and geographic scope.

     5.4 BUSINESS REPUTATION. Executive agrees that during her employment with the Company (and its Affiliate) and at all times thereafter, she shall refrain from performing any act, engaging in any conduct or course of action or making or publishing an adverse, untrue or misleading statement which has or may reasonably have the effect of demeaning the name or business reputation of the Company or its Affiliates or which adversely affects (or may reasonably adversely affect) the best interests (economic or otherwise) of the Company or an Affiliate.

     5.5 REMEDIES. In the event of a breach or threatened breach by Executive of the provisions of Sections 5.2, 5.3 or 5.4 hereof, Executive agrees that the Company shall be entitled to a temporary restraining order or a preliminary injunction (without the necessity of posting bond in connection therewith) and that any additional payments or benefits due to Executive or her dependents under Sections 3 and 4 hereof shall be canceled and forfeited. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedy available to it for such breach or threatened breach, including the recovery of damages from Executive.

                               6.  MISCELLANEOUS

     6.1 MITIGATION NOT REQUIRED. As a condition of any payment hereunder, Executive shall not be required to mitigate the amount of such payment by seeking other employment or otherwise, nor will any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of Executive under this Agreement.

     6.2 ENFORCEMENT OF THIS AGREEMENT. In the event any dispute in connection with this Agreement arises with respect to obligations of Executive or the Company that were required prior to the occurrence of a Change in Control or a Business Transaction, all costs, fees and expenses, including attorney fees, of any litigation, arbitration or other legal action in connection with such matters in which Executive substantially prevails, shall be borne by, and be the obligation of, the Company.

     After a Change in Control or Business Transaction has occurred, Executive shall not be required to incur legal fees and the related expenses associated with the interpretation, enforcement or defense of Executive's rights under this Agreement by litigation or otherwise. Accordingly, if, following a Change in Control or Business Transaction, the Company has failed to comply with any of its obligations under this Agreement or the Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable or in any way reduce the possibility of collecting the amounts due hereunder, or institutes any litigation or other action or proceeding designed to deny or to recover from Executive the benefits provided or intended to be provided under this Agreement, Executive shall be entitled to retain counsel of Executive's choice, at the expense of the Company, to advise and represent Executive in connection with any such interpretation, enforcement or defense, including without limitation the initiation or defense of any litigation, arbitration or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. The Company shall pay and be solely financially responsible for any and all attorneys' and related fees and expenses incurred by Executive in connection with any of the foregoing, without regard to whether Executive prevails, in whole or in part.

     In no event shall Executive be required to reimburse the Company for any of the costs and expenses incurred by the Company relating to arbitration, litigation or other legal action in connection with this Agreement.

     6.3  NO SET-OFF.   There shall be no right of set-off or counterclaim in
respect of any claim, debt or obligation against any payment to Executive provided for in this Agreement.

     6.4 ASSISTANCE WITH LITIGATION. For a period of one year after the end of the last period for which Executive will have received any compensation under this Agreement, Executive will furnish such information and proper assistance as may be reasonably necessary in connection with any litigation in which the Company (or an Affiliate) is then or may become involved.

     6.5 HEADINGS. Section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     6.6 ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and there are no other agreements, understandings, restrictions, representations or warranties among the parties other than those set forth herein.

     6.7 AMENDMENTS. This Agreement may be amended or modified at any time in any or all respects, but only by an instrument in writing executed by the parties hereto.

     6.8 CHOICE OF LAW. The validity of this Agreement, the construction of its terms, and the determination of the rights and duties of the parties hereto shall be governed by and construed in accordance with the internal laws of the State of Louisiana applicable to contracts made to be performed wholly within such state.

     6.9 NOTICES. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand, (b) sent by telecopier to a telecopier number given below, provided that a copy is sent by a nationally recognized overnight delivery service (receipt requested), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case as follows:

          If to Executive:      Catherine C. Powell
                                232 Adams Path
                                Pineville, Louisiana 71360

          If to the Company:    Cleco Corporation
                                2030 Donahue Ferry Road
                                Pineville, LA 71360
                                Attention: Chief Executive Officer
                                Telecopier:   (318) 484-7777

or to such other addresses as a party may designate by notice to the other party.

     6.10 ASSIGNMENT. This Agreement will inure to the benefit of and be binding upon the Company, its Affiliates, successors and assigns, including, without limitation, any person, partnership, company, corporation or other entity that may acquire substantially all of the Company's assets or business or with or into which the Company may be liquidated, consolidated, merged or otherwise combined, and will inure to the benefit of and be binding upon Executive, her heirs, estate, legatees and legal representatives. If payments become payable to Executive's surviving spouse or other assigns and such person thereafter dies, such payment will revert to Executive's estate.

     6.11 SEVERABILITY. Each provision of this Agreement is intended to be severable. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect the validity or enforceability of any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions was not contained herein. Notwithstanding the foregoing, however, no provision shall be severed if it is clearly apparent under the circumstances that the parties would not have entered into this Agreement without such provision.

     6.12 WITHHOLDING. The Company (or an Affiliate) may withhold from any payment hereunder any federal, state or local taxes required to be withheld.

     6.13 SURVIVAL.   Notwithstanding anything herein to the contrary, to the
extent applicable, the obligations of the Company (and its Affiliates) under Sections 3 and 4, and the obligations of Executive under Sections 3 and 5, shall remain operative and in full force and effect regardless of the expiration of this Agreement.

     6.14 WAIVER. The failure of either party to insist in any one or more instances upon performance of any terms or conditions of this Agreement will not be construed as a waiver of future performance of any such term, covenant, or condition and the obligations of either party with respect to such term, covenant or condition will continue in full force and effect.

     THIS AGREEMENT is executed in multiple counterparts as of the dates set forth below, each of which shall be deemed an original, to be effective as of the Effective Date designated above.

CLECO CORPORATION                        EXECUTIVE

By:
   ------------------------------        -------------------------------
                                         CATHERINE C. POWELL
Its:
    -----------------------------

Date:                                    Date:
     ----------------------------             --------------------------

                               CLECO CORPORATION
                         EXECUTIVE EMPLOYMENT AGREEMENT

                                   EXHIBIT A

     This Exhibit A is intended to form a part of that certain Executive Employment Agreement by and between Cleco Corporation and CATHERINE C. POWELL, first effective as of July 28, 2000. The parties agree that the proscriptions set forth in Section 5.3 thereof shall apply in the State of Louisiana, Parishes of:

     Acadia Parish
     Allen Parish
     Avoyelles Parish
     Beauregard Parish
     Calcasieu Parish
     Catahoula Parish
     Desoto Parish
     Evangeline Parish
     Grant Parish
     Iberia Parish
     Jefferson Davis Parish
     Lafayette Parish
     Lasalle Parish
     Natchitoches Parish
     Rapides Parish
     Red River Parish
     Sabine Parish
     St. Landry Parish
     St. Martin Parish
     St. Mary Parish
     St. Tammany Parish
     Vernon Parish
     Washington Parish

Executive and the Company agree that the Company shall amend this Exhibit A, from time to time, to eliminate Parishes in which the Company is no longer doing business and to add Parishes in which the Company is currently doing business.

                                                                   EXHIBIT 10(y)

                               CLECO CORPORATION

                         EXECUTIVE EMPLOYMENT AGREEMENT
                                   (LEVEL 1)

     THIS AGREEMENT (the "Agreement") is entered into as of this 28th day of July, 2000, by and between DARRELL J. DUBROC ("Executive"), and Cleco Corporation, a Louisiana corporation (the "Company"), and is intended to amend and restate, in its entirety, that certain Executive Severance Agreement between Cleco Utility Group Inc. and Executive, initially effective as of January 1, 1998.

                            1.  EMPLOYMENT AND TERM

     1.1 POSITION. The Company shall employ and retain Executive as its Senior Vice President Generation Services or in such other capacity or capacities as shall be mutually agreed upon, from time to time, by Executive and the Company, and Executive agrees to be so employed, subject to the terms and conditions set forth herein. Executive's duties and responsibilities shall be those assigned to him hereunder, from time to time, by the Chief Executive Officer of the Company and shall include such duties as are the type and nature normally assigned to similar executive officers of a corporation of the size, type and stature of the Company. Executive shall report to the Chief Executive Officer.

     1.2 CONCURRENT EMPLOYMENT. During the term of this Agreement, Executive and the Company acknowledge that Executive may be concurrently employed by the Company and a subsidiary or other entity with respect to which the Company owns (within the meaning of Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code")) 50% or more of the total combined voting power of all classes of stock or other equity interests (an "Affiliate"), and that all of the terms and conditions of this Agreement shall apply to such concurrent employment. Reference to the Company hereunder shall be deemed to include any such concurrent employers.

     1.3 FULL TIME AND ATTENTION. During the term of this Agreement and any extensions or renewals thereof, Executive shall devote his full time, attention and energies to the business of the Company and will not, without the prior written consent of the Chief Executive Officer of the Company, be engaged (whether or not during normal business hours) in any other business or professional activity, whether or not such activities are pursued for gain, profit or other pecuniary advantage.

     Notwithstanding the foregoing, Executive shall not be prevented from (a) engaging in any civic or charitable activity for which Executive receives no compensation or other pecuniary advantage, (b) investing his personal assets in businesses which do not compete with the Company, provided that such investment will not require any services on the part of Executive in the operation of the affairs of the businesses in which investments are made and provided further that Executive's participation in such businesses is solely that of an investor, or (c) purchasing securities in any corporation whose securities are regularly traded, provided that such purchases will not result in Executive owning beneficially at any time 5% or more of the equity securities of any corporation engaged in a business competitive with that of the Company.

     1.4 TERM. Executive's employment under this Agreement shall commence as of July 28, 2000 (the "Effective Date"), and shall terminate on July 28, 2003 (such date or the last day of employment specified in any renewal or amendment hereof referred to herein as the "Termination Date") (the period commencing as of the Effective Date and ending as of the Termination Date referred to herein as the "Employment Term").

     Commencing on the second anniversary of the Effective Date and each anniversary thereafter, Executive's employment shall automatically be extended for an additional one-year period; provided, however, that either party may provide written notice to the other that the Employment Term will not be further extended, such notice to be provided not later than 30 days prior to the end of the then current Employment Term.

                         2.  COMPENSATION AND BENEFITS

     2.1 BASE COMPENSATION. The Company shall pay Executive an annual salary equal to his annual base salary in effect as of the Effective Date, such amount shall be prorated and paid in equal installments in accordance with the Company's regular payroll practices and policies and shall be subject to applicable withholding and other applicable taxes (Executive's "Base Compensation"). Executive's Base Compensation shall be reviewed no less often than annually and may be increased or reduced by the Board of Directors of the Company (the "Board"), in its sole discretion; provided, however, that Executive's Base Compensation may not be reduced at any time unless such reduction is part of a reduction in pay uniformly applicable to all officers of the Company.

     2.2 ANNUAL INCENTIVE BONUS. In addition to the foregoing, Executive shall be eligible for participation in the Annual Incentive Compensation Plan or similar bonus arrangement maintained by the Company or an Affiliate or such other bonus or incentive plans which the Company or its Affiliates may adopt, from time to time, for similarly situated executives (an "Incentive Bonus").

     2.3 LONG-TERM INCENTIVES. In addition to the foregoing, Executive shall be eligible for participation in the 2000 Long-Term Incentive Compensation Plan maintained by the Company and such other long-term incentive plans which the Company or its Affiliates may adopt, from time to time, for similarly situated executives (a "Long-Term Incentive").

     2.4 SUPPLEMENTAL RETIREMENT BENEFIT. In addition to the foregoing, Executive shall be eligible to participate in the Supplemental Executive Retirement Plan maintained by Cleco Utility Group Inc. or such other supplemental retirement benefit plans which the Company or its Affiliates may adopt, from time to time, for similarly situated executives (the "Supplemental Plan").

     2.5 OTHER BENEFITS. During the term of this Agreement and in addition to the amounts otherwise provided herein, Executive shall participate in such plans, policies, and programs as may be maintained, from time to time, by the Company or its Affiliates for the benefit of senior executives or employees, including, without limitation, profit sharing, life insurance, and group medical and other welfare benefit plans. Any such benefits shall be determined in accordance with the specific terms and conditions of the documents evidencing any such plans, policies, and programs.

     2.6  REIMBURSEMENT OF EXPENSES.   The Company shall reimburse Executive for
such reasonable and necessary expenses as are incurred in carrying out his duties hereunder, consistent with the Company's standard policies and annual budget. The Company's obligation to reimburse Executive hereunder shall be contingent upon the presentment by Executive of an itemized accounting of such expenditures.

                                3.  TERMINATION

     3.1  TERMINATION PAYMENTS TO EXECUTIVE.  As set forth more fully in this
Section 3 and except as provided in Sections 3.3 or 3.8 hereof, Executive shall be paid the greater of the amounts or benefits set forth below or the amounts or benefits provided under the terms of the separate plan or arrangement maintained by the Company (or its Affiliates) on account of termination of employment hereunder:

     a. Executive's Base Compensation accrued but not yet paid as of the date of his termination.

     b. Executive's Base Compensation payable until the Termination Date (determined without regard to the automatic renewal provisions of Section 1.4 hereof), but not less than 100% of such annual Base Compensation.

     c. Executive's Incentive Bonus payable with respect to the year of his termination, prorated to reflect Executive's actual period of service during such year.

     d. Executive's Incentive Bonus payable in the target amount for the year in which his termination of employment occurs.

     e. If Executive's principal office is located in Pineville, Louisiana, the Company shall, at the written request of Executive:

          i. Purchase his principal residence if such residence is located within 60 miles of the Company's Pineville, Louisiana office (the "Principal Residence") for an amount equal to the greater of (1) the purchase price of such Principal Residence plus the documented cost of any capital improvements to the Principal Residence made by Executive, or (2) the fair market value of such Principal Residence as determined by the Company's usual relocation practice; and

          ii. Pay or reimburse Executive for the cost of relocating Executive, his family and their household goods and other personal property, in accordance with the Company's usual relocation practice, to any location in the United States.

          Notwithstanding the foregoing, the Company shall not be obligated hereunder, unless, within 12 months after the termination of his employment with the Company (and its Affiliates), the Company is requested to purchase such Principal Residence or Executive has actually relocated from the Pineville, Louisiana area.

     f. If Executive and/or his dependents elects to continue group medical coverage, within the meaning of Code Section 4980B(f)(2), with respect to a group health plan sponsored by the Company or an Affiliate (other than a health flexible spending account under a self-insured medical reimbursement plan described in Code Sections 125 and 105(h)), the Company shall pay the continuation coverage premium for the same type and level of group health plan coverage received by Executive and his electing dependents immediately prior to such termination of Executive's employment for the maximum period provided under Code
          Section 4980B.

     g. Executive shall be fully vested for purposes of any service or similar requirement imposed under the Cleco Utility Group Inc. Supplemental Executive Retirement Plan (the "Supplemental Plan"), regardless of the actual number of years of service attained by Executive.

Except as expressly provided in Section 3.3 hereof, Executive shall also be entitled to receive such compensation or benefits as may be provided under the terms of a separate plan or amendment maintained by the Company (or its Affiliates) to the extent such compensation or benefits are not duplicative of the compensation or benefits described above.

     3.2 TERMINATION FOR DEATH OR DISABILITY. If Executive dies or becomes disabled during the Employment Term, this Agreement and Executive's employment hereunder shall immediately terminate and the Company's obligations hereunder shall automatically cease. In such event, the Company shall pay to Executive (or his estate) the amounts described in Sections 3.1a and 3.1c hereof. Payment shall be made in the form of one or more single-sums as soon as practicable after Executive's death or disability or as and when such amounts are ascertainable.

     For purposes of this Section 3.2, Executive shall be deemed "disabled" if he is actually receiving benefits or is eligible to receive benefits under the Company's (or an Affiliate's) separate long-term disability plan. The Board shall determine whether Executive is disabled hereunder.

     3.3 COMPANY'S TERMINATION FOR CAUSE. This Agreement and Executive's employment hereunder may be terminated by the Company on account of Cause. In such event, the Company shall pay to Executive the amount described in Section 3.1a hereof. Payment shall be made in the form of a single-sum not later than three days after such termination. Notwithstanding any provision of this Agreement or any other plan, policy or agreement evidencing any other compensation arrangement or benefit payable to Executive, no additional amount shall be paid to Executive, except as may be required by law.

     For purposes of this Agreement "Cause" means that Executive has:

     a. Committed an intentional act of fraud, embezzlement or theft in the course of his employment or otherwise engaged in any intentional misconduct which is materially injurious to the Company's (or an Affiliate's) financial condition or business reputation;

     b. Committed intentional damage to the property of the Company (or an Affiliate) or committed intentional wrongful disclosure of Confidential Information (as defined in Section 5.2) which is materially injurious to the Company's (or an Affiliate's) financial condition or business reputation;

     c.   Intentionally refused to perform the material duties of his position;
          or

     d.   A material breach of this Agreement by Executive.

No act or failure to act on the part of Executive will be deemed "intentional" if it was due primarily to an error in judgment or negligence, but will be deemed "intentional" only if done or omitted to be done by Executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company (or an Affiliate).

     The Board, acting in good faith, may terminate Executive's employment hereunder on account of Cause (or may determine that any termination by the Company is on account of Cause). The Board shall provide written notice to Executive, including a description of the specific reasons for the determination of Cause. Executive shall have the opportunity to appear before the Board, with or without legal representation, to present arguments and evidence on his behalf. Following such presentation (or upon Executive's failure to appear), the Board, by an affirmative vote of not less than 66% of its members, shall confirm that the actions or inactions of Executive constitute Cause hereunder.

     3.4 EXECUTIVE'S CONSTRUCTIVE TERMINATION. Executive may terminate this Agreement and his employment hereunder on account of a Constructive Termination upon 30 days prior written notice to the Chief Executive Officer (or such shorter period as may be agreed upon by the parties hereto.) In such event, the Company shall provide to Executive (a) the amount described in Section 3.1a hereof, payable not later than three days after his termination of employment,
(b) the amounts determined under Sections 3.1b and 3.1d hereof, payable in not more than two equal installments, one-half not later than 30 days after termination and the other one-half six months after such termination, and (c) the benefits described in Sections 3.1e, 3.1f and 3.1g hereof.

     For purposes of this Agreement, "Constructive Termination" means:

     a. A material reduction (other than a reduction in pay uniformly applicable to all officers of the Company) in the amount of Executive's Base Compensation;

     b. A material reduction in Executive's authority, duties or responsibilities from those contemplated in Section 1.1 of this Agreement; or

     c.   A material breach of this Agreement by the Company or its Affiliates.

No event or condition described in this Section 3.4 shall constitute a Constructive Termination unless (a) Executive promptly gives the Company notice of his objection to such event or condition, which notice may be provided orally or in writing to the Chief Executive Officer or his designee, (b) such event or condition is not corrected by the Company promptly after receipt of such notice, but in no event more than 30 days after receipt of notice, and (c) Executive resigns his employment with the Company (and all Affiliates) not more than 15 days following the expiration of the 30-day period described in subparagraph (b) hereof.

     3.5 TERMINATION BY THE COMPANY, WITHOUT CAUSE. The Company may terminate this Agreement and Executive's employment hereunder, without Cause, upon 30 days prior written notice to Executive (or such shorter period as may be agreed upon by Executive and the Chief Executive officer). In such event, the Company shall provide to Executive (a) the amount described in Section 3.1a hereof, payable not later than three days after such termination, (b) the amounts determined under Sections 3.1b and 3.1d hereof, payable in not more than two equal installments, one-half not later than 30 days after termination and the other one-half six months after such termination, and (c) the benefits described in Sections 3.1e, 3.1f and 3.1g hereof.

     3.6 TERMINATION BY EXECUTIVE. Executive may terminate this Agreement and his employment hereunder, other than on account of Constructive Termination, upon 30 days prior written notice to the Company or such shorter period as may be agreed upon by the Chief Executive Officer and Executive. In such event, the Company shall pay to Executive the amount described in Section 3.1a hereof. Payment shall be made in the form of a single-sum not later than three days after such termination. No additional payments or benefits shall be due hereunder, except as may be provided under a separate plan, policy or program evidencing such compensation arrangement or benefit or as may be required by law.

     3.7 RETURN OF PROPERTY. Upon termination of this Agreement for any reason, Executive shall promptly return to the Company all of the property of the Company (and its Affiliates), including, without limitation, automobiles, equipment, computers, fax machines, portable telephones, printers, software, credit cards, manuals, customer lists, financial data, letters, notes, notebooks, reports and copies of any of the above and any Confidential

Information (as defined in Section 5.2 hereof) that is in the possession or under the control of Executive.

     3.8 CONSIDERATION FOR OTHER AGREEMENTS. Executive acknowledges that all or a portion of the amount payable under Section 3.1d hereof is in excess of the amount otherwise due or payable under the Annual Incentive Compensation Plan and that the payment of such excess amount shall constitute adequate consideration for the execution of such separate waivers or releases as the Company (or Affiliate) may request Executive to execute in connection with the termination of his employment hereunder. Executive agrees that failure to execute any such waiver or release within the time request by the Company shall result in the forfeiture of the excess amount payable under Section 3.1d hereof.

                 4.  CHANGE IN CONTROL AND BUSINESS TRANSACTION

     4.1 DEFINITIONS. The terms "Change in Control" and "Business Transaction" shall have the meanings ascribed to them in the Cleco Corporation 2000 Long-Term Incentive Compensation Plan, as the same may be amended from time to time.

     The term "Good Reason," when used herein, shall mean that in connection with a Change in Control:

     a. Executive's Base Compensation in effect immediately before such Change in Control is reduced or there is a significant reduction or termination of Executive's rights to any employee benefit in effect immediately prior to the Change in Control;

     b. Executive's authority, duties or responsibilities are significantly reduced from those contemplated in Section 1.1 hereof or Executive has reasonably determined that, as a result of a change in circumstances that significantly affects his employment with the Company (or an Affiliate), he is unable to exercise the authority, power, duties and responsibilities contemplated in Section 1.1 hereof;

     c. Executive is required to be away from his office in the course of discharging his duties and responsibilities under this Agreement significantly more than was required prior to the Change in Control; or

     d. Executive is required to transfer to an office or business location located more than 60 miles from the location to which he was assigned prior to the Change in Control.

No event or condition described in this Section 4.1 shall constitute Good Reason unless (a) Executive gives the Company notice of his objection to such event or condition within a reasonable period after Executive learns of such event, which notice may be delivered orally or in writing to the Chief Executive Officer (or his designee), (b) such event or condition is not promptly corrected by the Company, but in no event later than 30 days after receipt of such notice, and (c) Executive resigns his employment with the Company (and its Affiliates) not more than 60 days following the expiration of the 30-day period described in subparagraph (b) hereof.

     4.2 TERMINATION IN CONNECTION WITH A CHANGE IN CONTROL. If Executive's employment described herein is terminated by the Company, without Cause (as defined in Section 3.3 hereof), or Executive terminates his employment hereunder for Good Reason at any time within the 60-day period preceding or 36-month period following such Change in Control, then notwithstanding any provision of this Agreement to the contrary and in lieu of any compensation or benefits otherwise payable hereunder:

     a. The Company shall pay to Executive the amount described in Section 3.1a in the form of a single-sum not later than three days after such termination.

     b. The Company shall pay to Executive the amount described in Section 3.1d in the form of a single-sum not later than 30 days after such termination.

     c. The Company shall pay an amount equal to three times Executive's "base amount" as determined under Code Section 280G, payable in the form of a single-sum not later than 30 days after such termination.

     d. The Company shall provide to Executive and his dependents coverage under the Company's or an Affiliate's group medical plan for the same type and level of health benefits received by Executive and his dependents immediately prior to such termination for a period of three years or until Executive and/or his dependents obtain coverage under a reasonably satisfactory group health plan with no applicable preexisting condition limitation, whichever comes first; such coverage to be in addition to any coverage available to Executive and his dependents under Code Section 4980B.

     e. Vesting shall be accelerated, any restrictions shall lapse, and all performance objectives shall be deemed satisfied as to any outstanding grants or awards made to Executive under the 2000 Long-Term Incentive Compensation Plan and/or the 1990 Long-Term Incentive Compensation Plan. Executive shall be entitled to such additional benefits or rights as may be provided in the documents evidencing such plans or the terms of any agreement evidencing such grant or award.

     f. Executive shall be fully vested for purposes of any service or similar requirement imposed under the Supplemental Plan, regardless of the actual number of years of service attained by Executive. Executive shall be credited with an additional three years of age for purposes of determining his benefit percentage under the Supplemental Plan, but in no event shall such benefit percentage be less than 50%; and Executive shall be credited with an additional three years of age for purposes of determining any reduction taken with respect to benefits commencing before Executive's normal retirement date (as defined in such plan).

     g. If Executive's principal office is located in Pineville, Louisiana, the Company shall, at the written request of Executive:

          i. Purchase his principal residence if such residence is located within 60 miles of the Company's Pineville, Louisiana office (the "Principal Residence") for an amount equal to the greater of (1) the purchase price of such Principal Residence plus the documented cost of any capital improvements to the Principal Residence made by Executive, or (2) the fair market value of such Principal Residence as determined by the Company's usual relocation practice; and

          ii. Pay or reimburse Executive for the cost of relocating Executive, his family and their household goods and other personal property, in accordance with the Company's usual relocation practice, to any location in the United States.

          Notwithstanding the foregoing, the Company shall not be obligated hereunder, unless, within 12 months after the termination of his employment with the Company (and its Affiliates), the Company is requested to purchase such Principal Residence or Executive has actually relocated from the Pineville, Louisiana area.

     h. The Company shall pay to Executive an amount equal to the Company's (including all Affiliates) maximum matching contribution obligation under the Cleco Corporation 401(k) Savings and Investment Plan, as the same may be amended from time to time, for each of the three years immediately following Executive's termination of employment, determined as if Executive was credited with at least 1,000 hours of service in each such plan year, was employed as of the last day of each plan year, and contributed the maximum permissible amount under Code Section 402(g) in each such year, but determined using the amount in effect as of the date of Executive's termination of employment; such amount shall be paid in the form of a single-sum not later than 30 days after Executive's termination of employment hereunder.

     4.3 BUSINESS TRANSACTION. If Executive's employment hereunder is terminated (other than on account of Cause as defined in Section 3.3 hereof) in connection with a Business Transaction, then notwithstanding any provision of this Agreement to the contrary, the Company shall pay or provide to Executive
(a) the amount described in Section 3.1a hereof, payable not later than three days after his termination of employment, (b) the amounts determined under Sections 3.1b and 3.1d hereof, payable in not more than two equal installments, one-half not later than 30 days after termination and the other one-half six months after such termination, and (c) the benefits described in Sections 3.1e and 3.1f and 4.2e and 4.2f hereof.

  4.4 TAX PAYMENT. If any payment to Executive pursuant to this Agreement or any other payment or benefit from the Company or an Affiliate in connection with a Change in Control or Business Transaction is subject to the excise tax imposed under Code Section 4999 or any similar excise or penalty tax payable under any United States federal, state, local or other law, the Company shall pay an amount to Executive such that, after the payment by Executive of all taxes on such amount, there remains a balance sufficient to pay such excise or penalty tax. Executive shall submit to the Company the amount to be paid under this
Section 4.4, together with supporting documentation. If Executive and the Company disagree as to such amount, an independent public accounting firm agreed upon by Executive and the Company shall make such determination.

                         5.  LIMITATIONS ON ACTIVITIES

  5.1 CONSIDERATION FOR LIMITATION ON ACTIVITIES. Executive acknowledges that the execution of this Agreement and the payments described herein constitute consideration for the limitations on activities set forth in this Section 5, the adequacy of which is hereby expressly acknowledged by Executive.

  5.2 CONFIDENTIAL INFORMATION. Executive recognizes and acknowledges that during the terms of his employment, he will have access to confidential, proprietary, non-public information concerning the Company and its Affiliates, which may include, without limitation, (a) books and records relating to operations, finance, accounting, personnel and management, (b) price, rate and volume data, future price and rate plans, and test data, (c) information related to product design and development, (d) computer software, customer lists, information obtained on competitors, and sales tactics, and (e) various other non-public trade or business information, including business opportunities, marketing or business diversification plans, methods and processes, and financial data and the like (collectively, the "Confidential Information"). Executive agrees that he will not at any time, either while employed by the Company or afterwards, make any independent use of, or disclose to any other person or organization (except as authorized by the Company or pursuant to court order) any of the Confidential Information.

  5.3 NON-SOLICITATION. Executive agrees that during the one-year period commencing as of the date of voluntary termination by Executive (as described in Section 3.6 hereof) or the involuntary termination of Executive on account of Cause (as described in Section 3.3 hereof), he shall not, directly or indirectly, for his own benefit or on behalf of another or to the Company's (or an Affiliate's) detriment:

     a. Hire or offer to hire any of the Company's (or Affiliate's) officers, employees or agents;

     b. Persuade or attempt to persuade in any manner any officer, employee or agent of the Company (or an Affiliate) to discontinue any relationship with the Company; or

     c. Solicit or divert or attempt to divert any customer or supplier of the Company or an Affiliate.

The provisions of this Section 5.3 shall apply in the locations set forth on Exhibit A hereto, as the same may be amended from time to time. Executive acknowledges that the Company (or its Affiliates) is presently doing business in such locations and that during the Employment Term Executive will be required to provide services to or for the benefit of the Company (or its Affiliates) in such locations.

     The parties agree that each of the foregoing prohibitions is intended to constitute a separate restriction. Accordingly, should any such prohibition be declared invalid or unenforceable, such prohibition shall be deemed severable from and shall not affect the remainder thereof. The parties further agree that each of the foregoing restrictions is reasonable in both time and geographic scope.

     5.4 BUSINESS REPUTATION. Executive agrees that during his employment with the Company (and its Affiliate) and at all times thereafter, he shall refrain from performing any act, engaging in any conduct or course of action or making or publishing an adverse, untrue or misleading statement which has or may reasonably have the effect of demeaning the name or business reputation of the Company or its Affiliates or which adversely affects (or may reasonably adversely affect) the best interests (economic or otherwise) of the Company or an Affiliate.

     5.5 REMEDIES. In the event of a breach or threatened breach by Executive of the provisions of Sections 5.2, 5.3 or 5.4 hereof, Executive agrees that the Company shall be entitled to a temporary restraining order or a preliminary injunction (without the necessity of posting bond in connection therewith) and that any additional payments or benefits due to Executive or his dependents under Sections 3 and 4 hereof shall be canceled and forfeited. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedy available to it for such breach or threatened breach, including the recovery of damages from Executive.

                               6.  MISCELLANEOUS

     6.1 MITIGATION NOT REQUIRED. As a condition of any payment hereunder, Executive shall not be required to mitigate the amount of such payment by seeking other employment or otherwise, nor will any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of Executive under this Agreement.

     6.2 ENFORCEMENT OF THIS AGREEMENT. In the event any dispute in connection with this Agreement arises with respect to obligations of Executive or the Company that were required prior to the occurrence of a Change in Control or a Business Transaction, all costs, fees and expenses, including attorney fees, of any litigation, arbitration or other legal action in connection with such matters in which Executive substantially prevails, shall be borne by, and be the obligation of, the Company.

     After a Change in Control or Business Transaction has occurred, Executive shall not be required to incur legal fees and the related expenses associated with the interpretation, enforcement or defense of Executive's rights under this Agreement by litigation or otherwise. Accordingly, if, following a Change in Control or Business Transaction, the Company has failed to comply with any of its obligations under this Agreement or the Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable or in any way reduce the possibility of collecting the amounts due hereunder, or institutes any litigation or other action or proceeding designed to deny or to recover from Executive the benefits provided or intended to be provided under this Agreement, Executive shall be entitled to retain counsel of Executive's choice, at the expense of the Company, to advise and represent Executive in connection with any such interpretation, enforcement or defense, including without limitation the initiation or defense of any litigation, arbitration or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. The Company shall pay and be solely financially responsible for any and all attorneys' and related fees and expenses incurred by Executive in connection with any of the foregoing, without regard to whether Executive prevails, in whole or in part.

     In no event shall Executive be required to reimburse the Company for any of the costs and expenses incurred by the Company relating to arbitration, litigation or other legal action in connection with this Agreement.

     6.3  NO SET-OFF.   There shall be no right of set-off or counterclaim in
respect of any claim, debt or obligation against any payment to Executive provided for in this Agreement.

     6.4 ASSISTANCE WITH LITIGATION. For a period of one year after the end of the last period for which Executive will have received any compensation under this Agreement, Executive will furnish such information and proper assistance as may be reasonably necessary in connection with any litigation in which the Company (or an Affiliate) is then or may become involved.

     6.5 HEADINGS. Section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     6.6 ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and there are no other agreements, understandings, restrictions, representations or warranties among the parties other than those set forth herein.

     6.7 AMENDMENTS. This Agreement may be amended or modified at any time in any or all respects, but only by an instrument in writing executed by the parties hereto.

     6.8 CHOICE OF LAW. The validity of this Agreement, the construction of its terms, and the determination of the rights and duties of the parties hereto shall be governed by and construed in accordance with the internal laws of the State of Louisiana applicable to contracts made to be performed wholly within such state.

     6.9 NOTICES. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand, (b) sent by telecopier to a telecopier number given below, provided that a copy is sent by a nationally recognized overnight delivery service (receipt requested), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case as follows:

          If to Executive:      Darrell J. Dubroc
                                1929 Highway 1
                                Marksville, Louisiana  71351

          If to the Company:    Cleco Corporation
                                2030 Donahue Ferry Road
                                Pineville, LA 71360
                                Attention: Chief Executive Officer
                                Telecopier:   (318) 484-7777

or to such other addresses as a party may designate by notice to the other party.

     6.10 ASSIGNMENT. This Agreement will inure to the benefit of and be binding upon the Company, its Affiliates, successors and assigns, including, without limitation, any person, partnership, company, corporation or other entity that may acquire substantially all of the Company's assets or business or with or into which the Company may be liquidated, consolidated, merged or otherwise combined, and will inure to the benefit of and be binding upon Executive, his heirs, estate, legatees and legal representatives. If payments become payable to Executive's surviving spouse or other assigns and such person thereafter dies, such payment will revert to Executive's estate.

     6.11 SEVERABILITY. Each provision of this Agreement is intended to be severable. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect the validity or enforceability of any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions was not contained herein. Notwithstanding the foregoing, however, no provision shall be severed if it is clearly apparent under the circumstances that the parties would not have entered into this Agreement without such provision.

     6.12 WITHHOLDING. The Company (or an Affiliate) may withhold from any payment hereunder any federal, state or local taxes required to be withheld.

     6.13 SURVIVAL.   Notwithstanding anything herein to the contrary, to the
extent applicable, the obligations of the Company (and its Affiliates) under Sections 3 and 4, and the obligations of Executive under Sections 3 and 5, shall remain operative and in full force and effect regardless of the expiration of this Agreement.

     6.14 WAIVER. The failure of either party to insist in any one or more instances upon performance of any terms or conditions of this Agreement will not be construed as a waiver of future performance of any such term, covenant, or condition and the obligations of either party with respect to such term, covenant or condition will continue in full force and effect.

     THIS AGREEMENT is executed in multiple counterparts as of the dates set forth below, each of which shall be deemed an original, to be effective as of the Effective Date designated above.

CLECO CORPORATION                        EXECUTIVE

By:
   -------------------------------       --------------------------------
                                         DARRELL J. DUBROC
Its:
    ------------------------------

Date:                                    Date:
     -----------------------------            ---------------------------

                               CLECO CORPORATION
                         EXECUTIVE EMPLOYMENT AGREEMENT

                                   EXHIBIT A

     This Exhibit A is intended to form a part of that certain Executive Employment Agreement by and between Cleco Corporation and DARRELL J. DUBROC, first effective as of July 28, 2000. The parties agree that the proscriptions set forth in Section 5.3 thereof shall apply in the State of Louisiana, Parishes of:

     Acadia Parish
     Allen Parish
     Avoyelles Parish
     Beauregard Parish
     Calcasieu Parish
     Catahoula Parish
     Desoto Parish
     Evangeline Parish
     Grant Parish
     Iberia Parish
     Jefferson Davis Parish
     Lafayette Parish
     Lasalle Parish
     Natchitoches Parish
     Rapides Parish
     Red River Parish
     Sabine Parish
     St. Landry Parish
     St. Martin Parish
     St. Mary Parish
     St. Tammany Parish
     Vernon Parish
     Washington Parish

Executive and the Company agree that the Company shall amend this Exhibit A, from time to time, to eliminate Parishes in which the Company is no longer doing business and to add Parishes in which the Company is currently doing business.

                                                                   EXHIBIT 10(y)

                               CLECO CORPORATION

                         EXECUTIVE EMPLOYMENT AGREEMENT
                                   (LEVEL 1)

     THIS AGREEMENT (the "Agreement") is entered into as of this 28th day of July, 2000, by and between MARK H. SEGURA ("Executive"), and Cleco Corporation, a Louisiana corporation (the "Company"), and is intended to amend and restate, in its entirety, that certain Executive Severance Agreement between Cleco Utility Group Inc. and Executive, initially effective as of January 1, 1998.

                            1.  EMPLOYMENT AND TERM

     1.1 POSITION. The Company shall employ and retain Executive as its Senior Vice President Utility Services or in such other capacity or capacities as shall be mutually agreed upon, from time to time, by Executive and the Company, and Executive agrees to be so employed, subject to the terms and conditions set forth herein. Executive's duties and responsibilities shall be those assigned to him hereunder, from time to time, by the Chief Executive Officer of the Company and shall include such duties as are the type and nature normally assigned to similar executive officers of a corporation of the size, type and stature of the Company. Executive shall report to the Chief Executive Officer.

     1.2 CONCURRENT EMPLOYMENT. During the term of this Agreement, Executive and the Company acknowledge that Executive may be concurrently employed by the Company and a subsidiary or other entity with respect to which the Company owns (within the meaning of Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code")) 50% or more of the total combined voting power of all classes of stock or other equity interests (an "Affiliate"), and that all of the terms and conditions of this Agreement shall apply to such concurrent employment. Reference to the Company hereunder shall be deemed to include any such concurrent employers.

     1.3 FULL TIME AND ATTENTION. During the term of this Agreement and any extensions or renewals thereof, Executive shall devote his full time, attention and energies to the business of the Company and will not, without the prior written consent of the Chief Executive Officer of the Company, be engaged (whether or not during normal business hours) in any other business or professional activity, whether or not such activities are pursued for gain, profit or other pecuniary advantage.

     Notwithstanding the foregoing, Executive shall not be prevented from (a) engaging in any civic or charitable activity for which Executive receives no compensation or other pecuniary advantage, (b) investing his personal assets in businesses which do not compete with the Company, provided that such investment will not require any services on the part of Executive in the operation of the affairs of the businesses in which investments are made and provided further that Executive's participation in such businesses is solely that of an investor, or (c) purchasing securities in any corporation whose securities are regularly traded, provided that such purchases will not result in Executive owning beneficially at any time 5% or more of the equity securities of any corporation engaged in a business competitive with that of the Company.

     1.4 TERM. Executive's employment under this Agreement shall commence as of July 28, 2000 (the "Effective Date"), and shall terminate on July 28, 2003 (such date or the last day of employment specified in any renewal or amendment hereof referred to herein as the "Termination Date") (the period commencing as of the Effective Date and ending as of the Termination Date referred to herein as the "Employment Term").

     Commencing on the second anniversary of the Effective Date and each anniversary thereafter, Executive's employment shall automatically be extended for an additional one-year period; provided, however, that either party may provide written notice to the other that the Employment Term will not be further extended, such notice to be provided not later than 30 days prior to the end of the then current Employment Term.

                         2.  COMPENSATION AND BENEFITS

     2.1 BASE COMPENSATION. The Company shall pay Executive an annual salary equal to his annual base salary in effect as of the Effective Date, such amount shall be prorated and paid in equal installments in accordance with the Company's regular payroll practices and policies and shall be subject to applicable withholding and other applicable taxes (Executive's "Base Compensation"). Executive's Base Compensation shall be reviewed no less often than annually and may be increased or reduced by the Board of Directors of the Company (the "Board"), in its sole discretion; provided, however, that Executive's Base Compensation may not be reduced at any time unless such reduction is part of a reduction in pay uniformly applicable to all officers of the Company.

     2.2 ANNUAL INCENTIVE BONUS. In addition to the foregoing, Executive shall be eligible for participation in the Annual Incentive Compensation Plan or similar bonus arrangement maintained by the Company or an Affiliate or such other bonus or incentive plans which the Company or its Affiliates may adopt, from time to time, for similarly situated executives (an "Incentive Bonus").

     2.3 LONG-TERM INCENTIVES. In addition to the foregoing, Executive shall be eligible for participation in the 2000 Long-Term Incentive Compensation Plan maintained by the Company and such other long-term incentive plans which the Company or its Affiliates may adopt, from time to time, for similarly situated executives (a "Long-Term Incentive").

     2.4 SUPPLEMENTAL RETIREMENT BENEFIT. In addition to the foregoing, Executive shall be eligible to participate in the Supplemental Executive Retirement Plan maintained by Cleco Utility Group Inc. or such other supplemental retirement benefit plans which the Company or its Affiliates may adopt, from time to time, for similarly situated executives (the "Supplemental Plan").

     2.5 OTHER BENEFITS. During the term of this Agreement and in addition to the amounts otherwise provided herein, Executive shall participate in such plans, policies, and programs as may be maintained, from time to time, by the Company or its Affiliates for the benefit of senior executives or employees, including, without limitation, profit sharing, life insurance, and group medical and other welfare benefit plans. Any such benefits shall be determined in accordance with the specific terms and conditions of the documents evidencing any such plans, policies, and programs.

     2.6  REIMBURSEMENT OF EXPENSES.   The Company shall reimburse Executive for
such reasonable and necessary expenses as are incurred in carrying out his duties hereunder, consistent with the Company's standard policies and annual budget. The Company's obligation to reimburse Executive hereunder shall be contingent upon the presentment by Executive of an itemized accounting of such expenditures.

                                3.  TERMINATION

     3.1  TERMINATION PAYMENTS TO EXECUTIVE.  As set forth more fully in this
Section 3 and except as provided in Sections 3.3 or 3.8 hereof, Executive shall be paid the greater of the amounts or benefits set forth below or the amounts or benefits provided under the terms of the separate plan or arrangement maintained by the Company (or its Affiliates) on account of termination of employment hereunder:

     a. Executive's Base Compensation accrued but not yet paid as of the date of his termination.

     b. Executive's Base Compensation payable until the Termination Date (determined without regard to the automatic renewal provisions of Section 1.4 hereof), but not less than 100% of such annual Base Compensation.

     c. Executive's Incentive Bonus payable with respect to the year of his termination, prorated to reflect Executive's actual period of service during such year.

     d. Executive's Incentive Bonus payable in the target amount for the year in which his termination of employment occurs.

     e. If Executive's principal office is located in Pineville, Louisiana, the Company shall, at the written request of Executive:

          i. Purchase his principal residence if such residence is located within 60 miles of the Company's Pineville, Louisiana office (the "Principal Residence") for an amount equal to the greater of (1) the purchase price of such Principal Residence plus the documented cost of any capital improvements to the Principal Residence made by Executive, or (2) the fair market value of such Principal Residence as determined by the Company's usual relocation practice; and

          ii. Pay or reimburse Executive for the cost of relocating Executive, his family and their household goods and other personal property, in accordance with the Company's usual relocation practice, to any location in the United States.

          Notwithstanding the foregoing, the Company shall not be obligated hereunder, unless, within 12 months after the termination of his employment with the Company (and its Affiliates), the Company is requested to purchase such Principal Residence or Executive has actually relocated from the Pineville, Louisiana area.

     f. If Executive and/or his dependents elects to continue group medical coverage, within the meaning of Code Section 4980B(f)(2), with respect to a group health plan sponsored by the Company or an Affiliate (other than a health flexible spending account under a self-insured medical reimbursement plan described in Code Sections 125 and 105(h)), the Company shall pay the continuation coverage premium for the same type and level of group health plan coverage received by Executive and his electing dependents immediately prior to such termination of Executive's employment for the maximum period provided under Code
          Section 4980B.

     g. Executive shall be fully vested for purposes of any service or similar requirement imposed under the Cleco Utility Group Inc. Supplemental Executive Retirement Plan (the "Supplemental Plan"), regardless of the actual number of years of service attained by Executive.

Except as expressly provided in Section 3.3 hereof, Executive shall also be entitled to receive such compensation or benefits as may be provided under the terms of a separate plan or amendment maintained by the Company (or its Affiliates) to the extent such compensation or benefits are not duplicative of the compensation or benefits described above.

     3.2 TERMINATION FOR DEATH OR DISABILITY. If Executive dies or becomes disabled during the Employment Term, this Agreement and Executive's employment hereunder shall immediately terminate and the Company's obligations hereunder shall automatically cease. In such event, the Company shall pay to Executive (or his estate) the amounts described in Sections 3.1a and 3.1c hereof. Payment shall be made in the form of one or more single-sums as soon as practicable after Executive's death or disability or as and when such amounts are ascertainable.

     For purposes of this Section 3.2, Executive shall be deemed "disabled" if he or she is actually receiving benefits or is eligible to receive benefits under the Company's (or an Affiliate's) separate long-term disability plan. The Board shall determine whether Executive is disabled hereunder.

     3.3 COMPANY'S TERMINATION FOR CAUSE. This Agreement and Executive's employment hereunder may be terminated by the Company on account of Cause. In such event, the Company shall pay to Executive the amount described in Section 3.1a hereof. Payment shall be made in the form of a single-sum not later than three days after such termination. Notwithstanding any provision of this Agreement or any other plan, policy or agreement evidencing any other compensation arrangement or benefit payable to Executive, no additional amount shall be paid to Executive, except as may be required by law.

     For purposes of this Agreement "Cause" means that Executive has:

     a. Committed an intentional act of fraud, embezzlement or theft in the course of his employment or otherwise engaged in any intentional misconduct which is materially injurious to the Company's (or an Affiliate's) financial condition or business reputation;

     b. Committed intentional damage to the property of the Company (or an Affiliate) or committed intentional wrongful disclosure of Confidential Information (as defined in Section 5.2) which is materially injurious to the Company's (or an Affiliate's) financial condition or business reputation;

     c.   Intentionally refused to perform the material duties of his position;
          or

     d.   A material breach of this Agreement by Executive.

No act or failure to act on the part of Executive will be deemed "intentional" if it was due primarily to an error in judgment or negligence, but will be deemed "intentional" only if done or omitted to be done by Executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company (or an Affiliate).

     The Board, acting in good faith, may terminate Executive's employment hereunder on account of Cause (or may determine that any termination by the Company is on account of Cause). The Board shall provide written notice to Executive, including a description of the specific reasons for the determination of Cause. Executive shall have the opportunity to appear before the Board, with or without legal representation, to present arguments and evidence on his behalf. Following such presentation (or upon Executive's failure to appear), the Board, by an affirmative vote of not less than 66% of its members, shall confirm that the actions or inactions of Executive constitute Cause hereunder.

     3.4 EXECUTIVE'S CONSTRUCTIVE TERMINATION. Executive may terminate this Agreement and his employment hereunder on account of a Constructive Termination upon 30 days prior written notice to the Chief Executive Officer (or such shorter period as may be agreed upon by the parties hereto.) In such event, the Company shall provide to Executive (a) the amount described in Section 3.1a hereof, payable not later than three days after his termination of employment,
(b) the amounts determined under Sections 3.1b and 3.1d hereof, payable in not more than two equal installments, one-half not later than 30 days after termination and the other one-half six months after such termination, and (c) the benefits described in Sections 3.1e, 3.1f and 3.1g hereof.

     For purposes of this Agreement, "Constructive Termination" means:

     a. A material reduction (other than a reduction in pay uniformly applicable to all officers of the Company) in the amount of Executive's Base Compensation;

     b. A material reduction in Executive's authority, duties or responsibilities from those contemplated in Section 1.1 of this Agreement; or

     c.   A material breach of this Agreement by the Company or its Affiliates.

No event or condition described in this Section 3.4 shall constitute a Constructive Termination unless (a) Executive promptly gives the Company notice of his objection to such event or condition, which notice may be provided orally or in writing to the Chief Executive Officer or his designee, (b) such event or condition is not corrected by the Company promptly after receipt of such notice, but in no event more than 30 days after receipt of notice, and (c) Executive resigns his employment with the Company (and all Affiliates) not more than 15 days following the expiration of the 30-day period described in subparagraph (b) hereof.

     3.5 TERMINATION BY THE COMPANY, WITHOUT CAUSE. The Company may terminate this Agreement and Executive's employment hereunder, without Cause, upon 30 days prior written notice to Executive (or such shorter period as may be agreed upon by Executive and the Chief Executive officer). In such event, the Company shall provide to Executive (a) the amount described in Section 3.1a hereof, payable not later than three days after such termination, (b) the amounts determined under Sections 3.1b and 3.1d hereof, payable in not more than two equal installments, one-half not later than 30 days after termination and the other one-half six months after such termination, and (c) the benefits described in Sections 3.1e, 3.1f and 3.1g hereof.

     3.6 TERMINATION BY EXECUTIVE. Executive may terminate this Agreement and his employment hereunder, other than on account of Constructive Termination, upon 30 days prior written notice to the Company or such shorter period as may be agreed upon by the Chief Executive Officer and Executive. In such event, the Company shall pay to Executive the amount described in Section 3.1a hereof. Payment shall be made in the form of a single-sum not later than three days after such termination. No additional payments or benefits shall be due hereunder, except as may be provided under a separate plan, policy or program evidencing such compensation arrangement or benefit or as may be required by law.

     3.7 RETURN OF PROPERTY. Upon termination of this Agreement for any reason, Executive shall promptly return to the Company all of the property of the Company (and its Affiliates), including, without limitation, automobiles, equipment, computers, fax machines, portable telephones, printers, software, credit cards, manuals, customer lists, financial data, letters, notes, notebooks, reports and copies of any of the above and any Confidential

Information (as defined in Section 5.2 hereof) that is in the possession or under the control of Executive.

     3.8 CONSIDERATION FOR OTHER AGREEMENTS. Executive acknowledges that all or a portion of the amount payable under Section 3.1d hereof is in excess of the amount otherwise due or payable under the Annual Incentive Compensation Plan and that the payment of such excess amount shall constitute adequate consideration for the execution of such separate waivers or releases as the Company (or Affiliate) may request Executive to execute in connection with the termination of his employment hereunder. Executive agrees that failure to execute any such waiver or release within the time request by the Company shall result in the forfeiture of the excess amount payable under Section 3.1d hereof.

                 4.  CHANGE IN CONTROL AND BUSINESS TRANSACTION

     4.1 DEFINITIONS. The terms "Change in Control" and "Business Transaction" shall have the meanings ascribed to them in the Cleco Corporation 2000 Long-Term Incentive Compensation Plan, as the same may be amended from time to time.

     The term "Good Reason," when used herein, shall mean that in connection with a Change in Control:

     a. Executive's Base Compensation in effect immediately before such Change in Control is reduced or there is a significant reduction or termination of Executive's rights to any employee benefit in effect immediately prior to the Change in Control;

     b. Executive's authority, duties or responsibilities are significantly reduced from those contemplated in Section 1.1 hereof or Executive has reasonably determined that, as a result of a change in circumstances that significantly affects his employment with the Company (or an Affiliate), he or she is unable to exercise the authority, power, duties and responsibilities contemplated in Section 1.1 hereof;

     c. Executive is required to be away from his office in the course of discharging his duties and responsibilities under this Agreement significantly more than was required prior to the Change in Control; or

     d. Executive is required to transfer to an office or business location located more than 60 miles from the location to which he or she was assigned prior to the Change in Control.

No event or condition described in this Section 4.1 shall constitute Good Reason unless (a) Executive gives the Company notice of his objection to such event or condition within a reasonable period after Executive learns of such event, which notice may be delivered orally or in writing to the Chief Executive Officer (or his designee), (b) such event or condition is not promptly corrected by the Company, but in no event later than 30 days after receipt of such notice, and (c) Executive resigns his employment with the Company (and its Affiliates) not more than 60 days following the expiration of the 30-day period described in subparagraph (b) hereof.

     4.2 TERMINATION IN CONNECTION WITH A CHANGE IN CONTROL. If Executive's employment described herein is terminated by the Company, without Cause (as defined in Section 3.3 hereof), or Executive terminates his employment hereunder for Good Reason at any time within the 60-day period preceding or 36-month period following such Change in Control, then notwithstanding any provision of this Agreement to the contrary and in lieu of any compensation or benefits otherwise payable hereunder:

     a. The Company shall pay to Executive the amount described in Section 3.1a in the form of a single-sum not later than three days after such termination.

     b. The Company shall pay to Executive the amount described in Section 3.1d in the form of a single-sum not later than 30 days after such termination.

     c. The Company shall pay an amount equal to three times Executive's "base amount" as determined under Code Section 280G, payable in the form of a single-sum not later than 30 days after such termination.

     d. The Company shall provide to Executive and his dependents coverage under the Company's or an Affiliate's group medical plan for the same type and level of health benefits received by Executive and his dependents immediately prior to such termination for a period of three years or until Executive and/or his dependents obtain coverage under a reasonably satisfactory group health plan with no applicable preexisting condition limitation, whichever comes first; such coverage to be in addition to any coverage available to Executive and his dependents under Code Section 4980B.

     e. Vesting shall be accelerated, any restrictions shall lapse, and all performance objectives shall be deemed satisfied as to any outstanding grants or awards made to Executive under the 2000 Long-Term Incentive Compensation Plan and/or the 1990 Long-Term Incentive Compensation Plan. Executive shall be entitled to such additional benefits or rights as may be provided in the documents evidencing such plans or the terms of any agreement evidencing such grant or award.

     f. Executive shall be fully vested for purposes of any service or similar requirement imposed under the Supplemental Plan, regardless of the actual number of years of service attained by Executive. Executive shall be credited with an additional three years of age for purposes of determining his benefit percentage under the Supplemental Plan, but in no event shall such benefit percentage be less than 50%; and Executive shall be credited with an additional three years of age for purposes of determining any reduction taken with respect to benefits commencing before Executive's normal retirement date (as defined in such plan).

     g. If Executive's principal office is located in Pineville, Louisiana, the Company shall, at the written request of Executive:

          i. Purchase his principal residence if such residence is located within 60 miles of the Company's Pineville, Louisiana office (the "Principal Residence") for an amount equal to the greater of (1) the purchase price of such Principal Residence plus the documented cost of any capital improvements to the Principal Residence made by Executive, or (2) the fair market value of such Principal Residence as determined by the Company's usual relocation practice; and

          ii. Pay or reimburse Executive for the cost of relocating Executive, his family and their household goods and other personal property, in accordance with the Company's usual relocation practice, to any location in the United States.

          Notwithstanding the foregoing, the Company shall not be obligated hereunder, unless, within 12 months after the termination of his employment with the Company (and its Affiliates), the Company is requested to purchase such Principal Residence or Executive has actually relocated from the Pineville, Louisiana area.

     h. The Company shall pay to Executive an amount equal to the Company's (including all Affiliates) maximum matching contribution obligation under the Cleco Corporation 401(k) Savings and Investment Plan, as the same may be amended from time to time, for each of the three years immediately following Executive's termination of employment, determined as if Executive was credited with at least 1,000 hours of service in each such plan year, was employed as of the last day of each plan year, and contributed the maximum permissible amount under Code Section 402(g) in each such year, but determined using the amount in effect as of the date of Executive's termination of employment; such amount shall be paid in the form of a single-sum not later than 30 days after Executive's termination of employment hereunder.

     4.3 BUSINESS TRANSACTION. If Executive's employment hereunder is terminated (other than on account of Cause as defined in Section 3.3 hereof) in connection with a Business Transaction, then notwithstanding any provision of this Agreement to the contrary, the Company shall pay or provide to Executive
(a) the amount described in Section 3.1a hereof, payable not later than three days after his termination of employment, (b) the amounts determined under Sections 3.1b and 3.1d hereof, payable in not more than two equal installments, one-half not later than 30 days after termination and the other one-half six months after such termination, and (c) the benefits described in Sections 3.1e and 3.1f and 4.2e and 4.2f hereof.

     4.4 TAX PAYMENT. If any payment to Executive pursuant to this Agreement or any other payment or benefit from the Company or an Affiliate in connection with a Change in Control or Business Transaction is subject to the excise tax imposed under Code Section 4999 or any similar excise or penalty tax payable under any United States federal, state, local or other law, the Company shall pay an amount to Executive such that, after the payment by Executive of all taxes on such amount, there remains a balance sufficient to pay such excise or penalty tax. Executive shall submit to the Company the amount to be paid under this
Section 4.4, together with supporting documentation. If Executive and the Company disagree as to such amount, an independent public accounting firm agreed upon by Executive and the Company shall make such determination.

                         5.  LIMITATIONS ON ACTIVITIES

  5.1. CONSIDERATION FOR LIMITATION ON ACTIVITIES. Executive acknowledges that the execution of this Agreement and the payments described herein constitute consideration for the limitations on activities set forth in this Section 5, the adequacy of which is hereby expressly acknowledged by Executive.

  5.2 CONFIDENTIAL INFORMATION. Executive recognizes and acknowledges that during the terms of his employment, he will have access to confidential, proprietary, non-public information concerning the Company and its Affiliates, which may include, without limitation, (a) books and records relating to operations, finance, accounting, personnel and management, (b) price, rate and volume data, future price and rate plans, and test data, (c) information related to product design and development, (d) computer software, customer lists, information obtained on competitors, and sales tactics, and (e) various other non-public trade or business information, including business opportunities, marketing or business diversification plans, methods and processes, and financial data and the like (collectively, the "Confidential Information"). Executive agrees that he or she will not at any time, either while employed by the Company or afterwards, make any independent use of, or disclose to any other person or organization (except as authorized by the Company or pursuant to court order) any of the Confidential Information.

  5.3 NON-SOLICITATION. Executive agrees that during the one-year period commencing as of the date of voluntary termination by Executive (as described in Section 3.6 hereof) or the involuntary termination of Executive on account of Cause (as described in Section 3.3 hereof), he or she shall not, directly or indirectly, for his own benefit or on behalf of another or to the Company's (or an Affiliate's) detriment:

     a. Hire or offer to hire any of the Company's (or Affiliate's) officers, employees or agents;

     b. Persuade or attempt to persuade in any manner any officer, employee or agent of the Company (or an Affiliate) to discontinue any relationship with the Company; or

     c. Solicit or divert or attempt to divert any customer or supplier of the Company or an Affiliate.

The provisions of this Section 5.3 shall apply in the locations set forth on Exhibit A hereto, as the same may be amended from time to time. Executive acknowledges that the Company (or its Affiliates) is presently doing business in such locations and that during the Employment Term Executive will be required to provide services to or for the benefit of the Company (or its Affiliates) in such locations.

     The parties agree that each of the foregoing prohibitions is intended to constitute a separate restriction. Accordingly, should any such prohibition be declared invalid or unenforceable, such prohibition shall be deemed severable from and shall not affect the remainder thereof. The parties further agree that each of the foregoing restrictions is reasonable in both time and geographic scope.

     5.4 BUSINESS REPUTATION. Executive agrees that during his employment with the Company (and its Affiliate) and at all times thereafter, he shall refrain from performing any act, engaging in any conduct or course of action or making or publishing an adverse, untrue or misleading statement which has or may reasonably have the effect of demeaning the name or business reputation of the Company or its Affiliates or which adversely affects (or may reasonably adversely affect) the best interests (economic or otherwise) of the Company or an Affiliate.

     5.5 REMEDIES. In the event of a breach or threatened breach by Executive of the provisions of Sections 5.2, 5.3 or 5.4 hereof, Executive agrees that the Company shall be entitled to a temporary restraining order or a preliminary injunction (without the necessity of posting bond in connection therewith) and that any additional payments or benefits due to Executive or his dependents under Sections 3 and 4 hereof shall be canceled and forfeited. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedy available to it for such breach or threatened breach, including the recovery of damages from Executive.

                               6.  MISCELLANEOUS

     6.1 MITIGATION NOT REQUIRED. As a condition of any payment hereunder, Executive shall not be required to mitigate the amount of such payment by seeking other employment or otherwise, nor will any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of Executive under this Agreement.

     6.2 ENFORCEMENT OF THIS AGREEMENT. In the event any dispute in connection with this Agreement arises with respect to obligations of Executive or the Company that were required prior to the occurrence of a Change in Control or a Business Transaction, all costs, fees and expenses, including attorney fees, of any litigation, arbitration or other legal action in connection with such matters in which Executive substantially prevails, shall be borne by, and be the obligation of, the Company.

     After a Change in Control or Business Transaction has occurred, Executive shall not be required to incur legal fees and the related expenses associated with the interpretation, enforcement or defense of Executive's rights under this Agreement by litigation or otherwise. Accordingly, if, following a Change in Control or Business Transaction, the Company has failed to comply with any of its obligations under this Agreement or the Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable or in any way reduce the possibility of collecting the amounts due hereunder, or institutes any litigation or other action or proceeding designed to deny or to recover from Executive the benefits provided or intended to be provided under this Agreement, Executive shall be entitled to retain counsel of Executive's choice, at the expense of the Company, to advise and represent Executive in connection with any such interpretation, enforcement or defense, including without limitation the initiation or defense of any litigation, arbitration or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. The Company shall pay and be solely financially responsible for any and all attorneys' and related fees and expenses incurred by Executive in connection with any of the foregoing, without regard to whether Executive prevails, in whole or in part.

     In no event shall Executive be required to reimburse the Company for any of the costs and expenses incurred by the Company relating to arbitration, litigation or other legal action in connection with this Agreement.

     6.3  NO SET-OFF.   There shall be no right of set-off or counterclaim in
respect of any claim, debt or obligation against any payment to Executive provided for in this Agreement.

     6.4 ASSISTANCE WITH LITIGATION. For a period of one year after the end of the last period for which Executive will have received any compensation under this Agreement, Executive will furnish such information and proper assistance as may be reasonably necessary in connection with any litigation in which the Company (or an Affiliate) is then or may become involved.

     6.5 HEADINGS. Section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     6.6 ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and there are no other agreements, understandings, restrictions, representations or warranties among the parties other than those set forth herein.

     6.7 AMENDMENTS. This Agreement may be amended or modified at any time in any or all respects, but only by an instrument in writing executed by the parties hereto.

     6.8 CHOICE OF LAW. The validity of this Agreement, the construction of its terms, and the determination of the rights and duties of the parties hereto shall be governed by and construed in accordance with the internal laws of the State of Louisiana applicable to contracts made to be performed wholly within such state.

     6.9 NOTICES. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand, (b) sent by telecopier to a telecopier number given below, provided that a copy is sent by a nationally recognized overnight delivery service (receipt requested), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case as follows:

          If to Executive:      Mark H. Segura
                                91 Foxfire Lane
                                Alexandria, Louisiana 71302

          If to the Company:    Cleco Corporation
                                2030 Donahue Ferry Road
                                Pineville, LA 71360
                                Attention: Chief Executive Officer
                                Telecopier:   (318) 484-7777

or to such other addresses as a party may designate by notice to the other party.

     6.10 ASSIGNMENT. This Agreement will inure to the benefit of and be binding upon the Company, its Affiliates, successors and assigns, including, without limitation, any person, partnership, company, corporation or other entity that may acquire substantially all of the Company's assets or business or with or into which the Company may be liquidated, consolidated, merged or otherwise combined, and will inure to the benefit of and be binding upon Executive, his heirs, estate, legatees and legal representatives. If payments become payable to Executive's surviving spouse or other assigns and such person thereafter dies, such payment will revert to Executive's estate.

     6.11 SEVERABILITY. Each provision of this Agreement is intended to be severable. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect the validity or enforceability of any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions was not contained herein. Notwithstanding the foregoing, however, no provision shall be severed if it is clearly apparent under the circumstances that the parties would not have entered into this Agreement without such provision.

     6.12 WITHHOLDING. The Company (or an Affiliate) may withhold from any payment hereunder any federal, state or local taxes required to be withheld.

     6.13 SURVIVAL.   Notwithstanding anything herein to the contrary, to the
extent applicable, the obligations of the Company (and its Affiliates) under Sections 3 and 4, and the obligations of Executive under Sections 3 and 5, shall remain operative and in full force and effect regardless of the expiration of this Agreement.

     6.14 WAIVER. The failure of either party to insist in any one or more instances upon performance of any terms or conditions of this Agreement will not be construed as a waiver of future performance of any such term, covenant, or condition and the obligations of either party with respect to such term, covenant or condition will continue in full force and effect.

     THIS AGREEMENT is executed in multiple counterparts as of the dates set forth below, each of which shall be deemed an original, to be effective as of the Effective Date designated above.

CLECO CORPORATION                        EXECUTIVE

By:
   -------------------------------       --------------------------------
                                         MARK H. SEGURA
Its:
    ------------------------------

Date:                                    Date:
     -----------------------------            ---------------------------

                               CLECO CORPORATION
                         EXECUTIVE EMPLOYMENT AGREEMENT

                                   EXHIBIT A

     This Exhibit A is intended to form a part of that certain Executive Employment Agreement by and between Cleco Corporation and MARK H. SEGURA, first effective as of July 28, 2000. The parties agree that the proscriptions set forth in Section 5.3 thereof shall apply in the State of Louisiana, Parishes of:

     Acadia Parish
     Allen Parish
     Avoyelles Parish
     Beauregard Parish
     Calcasieu Parish
     Catahoula Parish
     Desoto Parish
     Evangeline Parish
     Grant Parish
     Iberia Parish
     Jefferson Davis Parish
     Lafayette Parish
     Lasalle Parish
     Natchitoches Parish
     Rapides Parish
     Red River Parish
     Sabine Parish
     St. Landry Parish
     St. Martin Parish
     St. Mary Parish
     St. Tammany Parish
     Vernon Parish
     Washington Parish

Executive and the Company agree that the Company shall amend this Exhibit A, from time to time, to eliminate Parishes in which the Company is no longer doing business and to add Parishes in which the Company is currently doing business.